SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (NO. 2-39334)
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 49

and

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 34

MML SERIES INVESTMENT FUND
(Exact Name of Registrant as Specified in Declaration of Trust)

1295 State Street, Springfield, Massachusetts 01111
(413) 788-8411

Name and Address of Agent for Service
Thomas M. Kinzler, Esq.
Vice President and Secretary
MML Series Investment Fund
1295 State Street
Springfield, Massachusetts 01111

Copy to:
J.B. Kittredge, Esq.
Ropes & Gray
One International Place
Boston, MA 02110

   It is proposed that this filing become effective August 15, 2002, pursuant to paragraph (a)(2) of Rule 485.

   Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

TO THE SECURITIES AND EXCHANGE COMMISSION:

   Registrant submits this Post-Effective Amendment No. 49 to its Registration Statement No. 2-39334 under the Securities Act of 1933 and this Amendment No. 34 to its Registration Statement No. 811-02224 under the Investment Company Act of 1940. This Post-Effective Amendment relates to MML Inflation-Protected Bond Fund. No other information relating to any other series of Registrant is amended or superceded hereby.

MML SERIES INVESTMENT FUND

This Prospectus describes the following Fund.

•
MML Inflation-Protected Bond Fund
seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing primarily in inflation-indexed securities issued by the U.S. government and other high quality issuers.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

August 15, 2002

Summary Information

MML Series Investment Fund provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe the Inflation-Protected Bond Fund’s:

•	Investment objective.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Fund begins on page 6.

•	Fees and Expenses.

Past Performance is not an indication of future performance.  There is no assurance that the Fund’s investment objective will be achieved, and you can lose money by investing in the Fund.

Important Notes about performance information for the Fund.

Because the Fund is expected to commence operations on or after August 15, 2002, the Fund does not have returns for a full calendar year.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. The fee table shown on page 5 under “Expense Information” is meant to assist you in understanding these fees and expenses. The fee table shows a category of expenses called Annual Fund Operating Expenses. Annual Fund Operating Expenses refer to the costs of operating the Fund. These costs are deducted from the Fund’s assets, which means you pay them indirectly.
MML Inflation-Protected Bond Fund

Investment Objective

This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises, and corporations. “Real return” equals total return less the estimated rate of inflation, which is typically measured by the change in an official inflation measure. Inflation-indexed bonds are structured to provide protection against inflation: the bond’s principal is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The Fund may invest up to 20% of its assets in non-U.S. holdings, but will normally hedge foreign currency exposure to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may normally invest up to 20% of its assets in holdings that are not inflation-indexed. The Fund will make such investments primarily when the Fund’s Sub-Adviser, David L. Babson & Company Inc. (“Babson”), believes that such investments are more attractive than inflation-indexed bonds. The Fund’s non-inflation-indexed holdings may include corporate bonds, U.S. government and agency bonds, cash and short-term investments, futures, options and other derivatives and restricted or illiquid securities (up to 10%).

The Fund will invest in bonds of any maturity. However, the Fund’s Sub-Adviser intends for the Fund’s dollar-weighted average maturity and duration to match (within 10%) the dollar-weighted average maturity and duration of the Fund’s benchmark, the Lehman U.S. Treasury Inflation Note Index. The Fund’s portfolio “duration” is the average of the periods remaining for payments of principal and interest on the Fund’s debt securities, weighted by the dollar amount of each payment. The Fund will maintain an average credit quality of AAA/AA+.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 6.

Annual Performance

The Fund is expected to begin operations on or after August 15, 2002, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

MML Inflation-Protected Bond Fund
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.60%
Other Expenses	.09%*
Total Annual Fund Operating Expenses (1)(2)	.69%

*
MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of the average daily net asset values through April 30, 2003. Such agreement cannot be terminated unilaterally by MassMutual.

(1)	Total Annual Fund Operating Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life or variable annuity contract.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
MML Inflation-Protected Bond Fund	$ 71	$ 222

Summary Of Principal Risks

The value of your investment in the Fund changes with the values of the investments in the Fund’s portfolio. Many things can affect those values, but those factors that may have an important or significant affect on the Fund’s portfolio are called “Principal Risks.” These Principal Risks are summarized in this section. The chart at the end of this section displays similar information. The Fund could be subject to additional Principal Risks because the types of investments made by the Fund can change over time. Although the Fund strives to reach its stated goals, it cannot offer guaranteed results. You could make money in the Fund, but you also have the potential to lose money.

•
Market Risk.  The Fund is subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Fund is subject to market risk because it invests some or all of its assets in debt securities such as bonds, notes and asset-backed securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. As interest rates rise, your investment in the Fund is likely to be worth less because its debt securities are likely to be worth less.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. Even the highest quality debt securities are subject to interest rate risk which is generally greater for lower-rated securities or comparable unrated securities.

•
Credit Risk.  The Fund is subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Fund to the extent it invests in below investment-grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” have speculative elements or are predominantly speculative credit risks. The Fund invests in foreign debt securities and, accordingly, is also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

•
Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives. The Fund’s investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, that is, by buying and selling securities based upon economic, financial and market analysis and investment judgment. The Fund’s investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee they will produce the desired result.

•
Prepayment Risk.  Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. The Fund may be subject to prepayment risk if it invests in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The Fund is also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates in a falling interest rate environment.

•
Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price. Investments in derivatives, foreign securities, private placements and securities with small market capitalization and substantial market and/or credit risk tend to have greater liquidity risk. Accordingly, the Fund may be subject to liquidity risk.

•
Derivative Risk.  The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Fund will sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, the Fund’s use of derivatives may affect the timing and amount of taxes payable by shareholders.

•
Foreign Investment Risk.  The Fund is subject to foreign investment risk because by investing in foreign securities it may experience more rapid and extreme changes in value than funds with investments solely in U.S. securities. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, can also adversely affect securities of other countries whose economies appear to be unrelated.

•
Currency Risk.  The Fund is subject to currency risk to the extent that it invests in foreign securities that are traded in foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns a U.S. investor would receive on foreign investments. The Fund may, but will not necessarily, engage in foreign currency transactions in order to protect the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in value. There is a risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. The Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

The Fund intends to invest in foreign securities if (i) such securities are denominated in U.S. dollars, or (ii) if not denominated in U.S. dollars, the Fund will enter into a foreign currency transaction intended to hedge the currency risk associated with a particular foreign security.

•
Leveraging Risk.  When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. The Fund may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

Principal Risks

The following chart summarizes the Principal Risks of the Fund. Risks not marked for the Fund may, however, still apply to some extent to the Fund at various times, and the Fund may have risks that are not identified in this chart.

Fund	Market Risk	Credit Risk	Manage- ment Risk	Tracking Error Risk	Pre- payment Risk	Liquidity Risk	Derivative Risk	Non- Diver- sification Risk	Foreign Invest- ment Risk	Emerging Markets Risk	Currency Risk	Smaller Company Risk	Growth Company Risk	Leveraging Risk

MML Inflation- Protected Bond Fund	X	X	X		X	X	X		X		X			X

About the Investment Adviser and Sub-Adviser

Massachusetts Mutual Life Insurance Company (“MassMutual”) is the Fund’s investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad portfolio of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. MassMutual, together with its subsidiaries, has assets in excess of $78.9 billion and assets under management in excess of $233 billion. MassMutual uses its subsidiary, David L. Babson & Company Inc. (“Babson”), to help manage the Fund.

Babson has provided investment advice to individual and institutional investors for more than 50 years and had assets under management as of December 31, 2001 of more than $79 billion.

Ronald Desautels

is principally responsible for the day-to-day management of the MML Inflation-Protected Bond Fund. He has managed the Fund since its inception. Mr. Desautels, a Managing Director of Babson, has 23 years of investment experience and has been associated with MassMutual since 1989.

MassMutual has received exemptive relief from the Securities and Exchange Commission to permit MassMutual to change Sub-Advisers or hire new Sub-Advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it would allow MassMutual to remove and replace a Sub-Adviser in a quick, efficient and cost effective fashion when its performance is inadequate or the Sub-Adviser no longer is able to meet a Fund’s investment objective and strategies. The shareholders of the Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

Investing In The Fund

Buying and Redeeming Shares

MML Series Investment Fund (the “Trust”) provides an investment vehicle for the separate investment accounts of variable life and variable annuity contracts offered by companies such as MassMutual. Shares of the Fund are not offered to the general public.

The shares of the Fund are sold at their net asset value (“NAV”) as next computed after receipt of the purchase order, without the deduction of any selling commission or “sales load.” The Fund generally determines its NAV at 4:00 p.m. Eastern Time on each day the New York Stock Exchange is open. Your purchase order will be priced at the next net asset value calculated after your order is accepted by the Fund. The Fund will suspend selling its shares during any period when the determination of NAV is suspended.

Certain foreign markets may be open on days when the Fund does not accept orders or price its shares. As a result, the NAV of the Fund’s shares may change on days when you will not be able to buy or sell shares.

The Fund redeems its shares at their next NAV computed after the Fund’s transfer agent receives your redemption request. You will usually receive payment for your shares within seven days after the transfer agent receives your written redemption request. The Fund can also suspend or postpone payment, when permitted by applicable law and regulations.

The redemption price may be paid in cash or wholly or partly in kind if the Fund determines that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, the Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption.

Determining Net Asset Value

The Fund generally values portfolio securities based on market value. For example, long-term bonds are valued on the basis of valuations provided by one or more pricing services approved by the Fund’s Board of Trustees. Short-term securities with more than 60 days to maturity from the date of purchase are valued at fair market value. Money market securities with a maturity of 60 days or less are generally valued at their amortized cost.

Taxation and Distributions

The declaration and distribution policies specific to the Fund are outlined below.

Dividends from net investment income are declared and paid quarterly. Capital gains declarations and distributions of net capital gains, if any, are made annually. Distributions may be taken either in cash or in additional shares of the Fund at the option of the shareholder. Shares are valued at net asset value on the first business day after the record date for the distribution.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, the Fund will not be subject to federal income tax on any net income or any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders.

Generally, owners of variable life and variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1 /2 years may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Funds in which these accounts invest, must meet certain diversification requirements. The Fund intends to comply with these requirements. If the Fund does not meet these requirements, income from the contracts would be taxable currently to the holders of such contracts.

The Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Fund. Please refer to the prospectuses of the separate accounts with interests in the Fund for a discussion of the tax consequences of variable annuity and variable life contracts.

Investment Performance

From time to time, the Fund may advertise investment performance figures. These figures are based on historical earnings and should not be used to predict the future performance of the Fund.

Yields and total returns shown for the Fund are net of the Fund’s operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable life insurance contracts through which you invest. These expenses reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.

The Fund may also quote yield. The yield for the Fund refers to the net investment income earned by the Fund over a 30-day period (which period will be stated in the advertisement). This income is then assumed to be earned for a full year and to be reinvested each month for six months. The resulting semi-annual yield is doubled.

The Fund may advertise its total return and its holding period return for various periods of time. Total return is calculated by determining the average annual compounded rate of return that an investment in the Fund earned over a specified period, assuming reinvestment of all distributions. Holding period return refers to the percentage change in the value of an investment in the Fund over a period of time assuming reinvestment of all distributions. Total return and holding period return differ from yield. The return figures include capital changes in an investment while yield measures the rate of net income generated by the Fund. The difference between total return and holding period return is that total return is an average annual figure while holding period return is an aggregate figure for the entire period.

For more information about the investment performance of the Fund, see the Statement of Additional Information.

ADDITIONAL INVESTMENT POLICIES
AND RISK CONSIDERATIONS

The Fund may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Derivatives Transactions

The Fund is authorized to engage in transactions involving derivatives, as more fully described in the Statement of Additional Information.

The Fund may use derivatives to attempt to:

•
protect against possible declines in the market value of the Fund’s portfolio resulting from downward trends in relevant markets (for example, in the debt securities markets generally due to increasing interest rates);

•	facilitate selling securities for investment reasons;

•	protect the Fund’s unrealized gains or limit unrealized losses in the value of its securities;

•	establish a position in the relevant securities markets as a temporary substitute for purchasing or selling particular securities;

•	manage the effective maturity or duration of fixed-income securities in the Fund’s portfolio; or

•	manage its exposure to changing security prices.

The Fund typically will not use derivatives for speculative purposes.

Forward Contracts or “When Issued” Securities

The Fund may purchase or sell securities on a “when issued” or delayed delivery or on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price.

There can be no assurance that the use of forward contracts or other derivatives by the Fund will assist it in achieving its investment objective. Risks inherent in the use of derivatives include:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	imperfect correlation between the prices of forward contracts and the prices of the securities being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and

•
the fact that forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This is in addition to the risk of decline of the Fund’s other assets.

The Fund will not enter into a forward contract if, as a result, more than 25% of the Fund’s total assets would be in one or more segregated accounts covering forward contracts.

Portfolio Management

The Fund’s Sub-Adviser may use trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. The Sub-Adviser, on behalf of the Fund, will engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential.

Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from these trends. Such trading places an added burden on the Sub-Adviser’s ability to obtain relevant information, evaluate it properly and take advantage of its evaluations by completing transactions on a favorable basis. If the Sub-Adviser’s evaluations and expectations prove to be incorrect, the Fund’s income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs, but, as explained above, will be engaged in when the Sub-Adviser believes the result of trading, net of transaction costs, will benefit the Fund. Portfolio turnover considerations will not limit the Sub-Adviser in managing the Fund, and portfolio turnover can generate higher costs, which can adversely affect the Fund’s performance.

Restricted And Illiquid Securities

The Fund may invest up to 10% of its net assets in illiquid and restricted securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided such securities are determined to be liquid by MassMutual or the Sub-Adviser, pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, the Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Securities Lending

The Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially. Loans will be made only to borrowers deemed by MassMutual and the Fund’s Sub-Adviser to be of good standing.

Cash Positions

The Fund may hold cash or cash equivalents to provide for liquidity (e.g., expenses and anticipated redemption payments) so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. To provide liquidity or for temporary defensive purposes, the Fund may invest any portion of its assets in investment grade debt securities. Taking this type of temporary defensive position may affect the Fund’s ability to achieve its investment objective.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, the Fund may engage in dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a Government National Mortgage Association certificate or other mortgage-backed securities to a financial institution, such as a bank or a broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For a more detailed description of dollar roll transactions, see the Statement of Additional Information.

Money Market Instruments

The Fund may invest in money market instruments when it has cash reserves. These investments consist of U.S. government securities, time deposits, certificates of deposit, bankers’ acceptances, high-grade commercial paper, and repurchase agreements. The Statement of Additional Information describes these instruments more fully.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers. These include the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities entail certain risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. The Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for the Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Mortgage-Backed Securities and CMOs

The Fund may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Fund) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the NAV of the Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities. When prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the prepayment feature of pass-through securities. The Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized when the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, that pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Industry Concentration

As a general rule, the Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exception:

•	There is no limitation for U.S. Government securities.

MML SERIES INVESTMENT FUND
1295 State Street
Springfield, Massachusetts 01111-0001

Learning More About the Fund

You can learn more about the Fund by reading the Fund’s Annual and Semiannual Reports when they become available and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report and a listing of the Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Fund and will provide you with more detail regarding the organization and operation of the Fund, including its investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MML Series Investment Fund:  You may request information about the Fund (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: MML Series Shareholder Services, MIP N312.

From the SEC:  You may review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at Publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Fund from the SEC’s EDGAR database on its Internet site at http://www.sec.gov. When obtaining information about the Fund from the SEC, you may find it useful to reference the Fund’s SEC file number: 811-2224.

MML SERIES INVESTMENT FUND
1295 State Street
Springfield, Massachusetts 01111

STATEMENT OF ADDITIONAL INFORMATION

        THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MML SERIES INVESTMENT FUND DATED AUGUST 15, 2002, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST FROM MML SERIES INVESTMENT FUND, 1295 STATE STREET, SPRINGFIELD, MASSACHUSETTS 01111 OR BY CALLING 1-888-309-3539.

        THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE FOLLOWING FUND:

• MML INFLATION-PROTECTED BOND FUND

DATED AUGUST 15, 2002

I.    GENERAL INFORMATION

        MML Series Investment Fund (“MML Trust”) is an open-end management investment company having separate investment portfolios. This Statement of Additional Information provides information regarding the following investment portfolio, MML Inflation-Protected Bond Fund (“MML Inflation-Protected Bond” or the “Fund”).

        MML Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as amended from time to time (the “Declaration of Trust”). MML Trust was established by Massachusetts Mutual Life Insurance Company (“MassMutual” or the “Adviser”) for the purpose of providing a vehicle for the investment of assets of various separate investment accounts established by MassMutual and its life insurance company subsidiaries, including MML Bay State Life Insurance Company and C.M. Life Insurance Company. Shares of the Fund are offered solely to separate investment accounts established by MassMutual and its life insurance company subsidiaries.

        MassMutual is responsible for providing all investment advisory, management, and administrative services needed by the Fund pursuant to an investment management agreement. MassMutual has entered into an investment sub-advisory agreement pursuant to which David L. Babson & Company Inc. (“Babson” or the “Sub-Adviser”) manages the investment of the assets of the Fund. MassMutual and Babson are registered with the Securities and Exchange Commission (the “SEC”) as investment advisers.

II.    INVESTMENT PRACTICES OF THE FUND AND RELATED RISKS

        The Fund has a distinct investment objective that it pursues through its investment policies. The following information supplements and should be read in conjunction with the discussion of the Fund’s investment objective, techniques and policies described in the Prospectus. The fundamental investment objectives and investment restrictions of the Fund (as described in the Prospectus and below) may not be changed without a vote of a majority of the Fund’s outstanding shares. A “majority of the outstanding shares” of the Fund means the lesser of (1) 67% of the Fund’s outstanding shares present at a meeting of the shareholders if more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. All other investment policies and techniques of the Fund may be changed by the Board of Trustees of MML Trust without a vote of shareholders. For example, such other policies and techniques include investment in new types of debt instruments which may be devised in the future, or which are presently in disuse but may become more prominent in the future, and minor changes in investment policies which may be made in response to changes in regulatory requirements which are reflected in the present policies of the Fund. There is no assurance that the investment objective of the Fund will be realized. The success of the objective depends to a great extent upon the Adviser’s or the Sub-Adviser’s ability to assess changes in business and economic conditions.

        In managing its portfolio of investments, the Fund may purchase various securities, investment related instruments and make use of various investment techniques, including those described below. Investment policies and restrictions described below are non-fundamental, unless otherwise noted. For a description of ratings of corporate debt securities and money market instruments in which the Fund may invest, reference should be made to the Appendix.

A.    Inflation-Indexed Bonds

        Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

        Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

        If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

        The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

        While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

        The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

        Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

B.    Derivatives

        Although the Fund is authorized to engage in Derivatives Transactions as indicated in the Prospectus, the Fund has no current expectation of entering into such transactions in a material way other than the use of forward contracts or as otherwise discussed below. The following is a discussion of the Fund’s authority to enter into Derivative Transactions and a description of such transactions and instruments. Examples of Derivative Transactions include entering into financial futures transactions, writing covered call options on securities and futures or covered puts on securities and futures and entering into forward contracts, swap agreements, and other similar instruments (collectively referred to as “Derivatives”).

        The Fund may use Derivatives to try to: (a) protect against possible declines in the market value of the Fund’s portfolio resulting from downward trends in the relevant securities markets (for example, in the debt securities markets generally due to increasing interest rates); (b) protect the Fund’s unrealized gains or limit unrealized losses in the value of its securities; (c) facilitate selling securities for investment reasons; (d) establish a position in the relevant securities markets as a temporary substitute for purchasing particular securities; (e) manage its exposure to changing security prices; or (f) manage the effective maturity or duration of fixed income securities in the Fund’s portfolio (collectively “Derivatives Transactions”). Derivatives may provide a cheaper, quicker or more specially focused way for the Fund to invest than “traditional” securities would.

        1.  Forward Contracts—The Fund may purchase or sell securities on a “when issued,” delayed delivery or on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price. The Fund uses forward contracts to manage interest rate exposure, as a temporary substitute for purchasing or selling particular debt securities, or to take delivery of the underlying security rather than closing out the forward contract.

        If the Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of the Fund’s commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As an alternative to maintaining all or part of the segregated account, the Fund could buy call or put options to “cover” the forward contracts. The Fund will not enter into a forward contract if as a result more than 25% of the Fund’s total assets would be held in a segregated account covering such contracts.

        2.  Currency Transactions and Swaps—The Fund may invest in debt securities of foreign issuers that are not denominated in U.S. dollars. In such cases, the Fund will enter into currency transactions either to hedge the foreign currency risks or to effectively convert the debt security to U.S. dollars.

        The Fund may engage in currency transactions with counterparties in order to convert foreign denominated securities or obligations to U.S. dollar-denominated investments. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange listed and over-the-counter options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser or the Sub-Adviser.

        Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in or exposed to that currency. For example, if the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

        The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or exposed to or currently convertible into such currency, other than with respect to proxy hedging as described below.

        To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in or exposed to linked currencies. For example, if the Fund’s Sub-Adviser considers that the Austrian schilling is linked to the German Deutsche mark (the “D-mark”), the Fund holds securities denominated in schillings and the Fund’s Sub-Adviser believes that the value of schillings will decline against the U.S. dollar, the Fund’s Sub-Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging.

        Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

        3.  Interest Rate Swap Agreements—Swap Agreements—An interest rate swap agreement involves the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Interest rate and yield curve swaps may be used by the Sub-Adviser on behalf of the Fund as a hedging technique to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing in the future. The Fund intends to use these transactions as hedges and not as speculative investments. The Fund usually will enter into such agreements on a net basis whereby the two payments of interest are netted with only one party paying the net amount, if any, to the other.

        4. Futures—The Fund may enter into exchange-traded futures contracts for the purchase or sale of debt obligations in order to hedge against anticipated changes in interest rates. The purpose of hedging in debt obligations is to establish the effective rate of return on portfolio securities with more certainty than would otherwise be possible. A futures contract on debt obligations is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standardized face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, the Fund will legally obligate itself to accept delivery of the underlying security and pay the agreed price; by entering into a futures contract for the sale of a debt obligation it will legally obligate itself to make delivery of the security against payment of the agreed price. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss as explained below.

        While futures contracts based on debt securities provide for the delivery and acceptance of securities, such deliveries and acceptances usually are not made. Generally, the futures contract is terminated by entering into an offsetting transaction. The closing out of a futures contract sale is effected by the Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes the gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes the loss. Similarly, the closing out of a futures contract purchase is effected by the Fund’s entering into a futures contract sale for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Instead of entering into an offsetting position, however, the Fund might make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

        Unlike the purchase or sale of a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. The Fund will incur brokerage fees in connection with its futures transactions, however, and will be required to deposit and maintain funds with a registered futures commission merchant or its custodian bank in a segregated account as margin to guarantee performance of its futures obligations. The Fund initially will be required to deposit with its custodian bank or a registered futures commission merchant an amount of “initial margin” consisting of cash or U.S. Treasury bills currently equal to approximately 1 1 /2% of the contract amount. The nature of initial margin in futures transactions is different from that of margin in security transactions in that a futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker will be made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “mark to the market”.

        To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the futures contracts. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contracts.

        Options on Futures Contracts:    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation” margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

        The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities and Exchange Commission’s (“SEC”) interpretations thereunder.

5.  Call and Put Options

        Call Options give the holder the right to buy a security at a stated price, or strike price, within a stated period. A call option can be exercised during the exercise period if the spot price rises above the strike price; if not, the option expires. A call option backed by the securities underlying the option is a covered call option. The owner of the security will normally sell covered call options to collect premium income or to reduce price fluctuations of the security. A covered call option limits the capital appreciation of the underlying security. As a writer of a call option, the Fund receives a premium, that may be an additional source of income for the Fund, for agreeing to sell the underlying security at a fixed price during the option period if the option is exercised. So long as the Fund remains obligated as a writer of a call, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such profit.

        The Fund may write covered call options which are traded on a national securities exchange with respect to securities in its portfolio, provided that at all times it will have in its portfolio the securities which it may be obligated to deliver if the option is exercised. The Fund may write call options on securities in its portfolio in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. The Fund may also enter into “closing purchase transactions” in order to terminate its obligation as a writer of a call option prior to the expiration of the option. The writing of call options could result in increases in the Fund’s portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

        Put Options give the holder the right to sell the underlying securities to the Fund during the term of the option at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Put options are “covered” by the Fund, for example, when it has established a segregated account with its custodian bank consisting of cash, U.S. Government issued securities and other liquid, high quality debt securities. The Fund may also write straddles (combinations of calls and puts on the same underlying security). The writing of straddles generates additional premium income but may present greater risk.

        6.  Exchange Traded and Over-the-Counter Options—All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (over-the-counter options) that meet creditworthiness standards approved by the Fund’s Board of Trustees. While exchange traded options are obligations of the Options Clearing Corporation, in the case of over-the-counter options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an over-the-counter option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

        Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written over-the-counter options as liquid. In these cases, the over-the-counter option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

        7.  Interest Rate Caps—The purchase of an interest rate cap entitles the purchaser, to the extent a specific index exceeds a predetermined interest rate, to receive payments on a contractually-based notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specific index falls below a predetermined interest rate, to receive payments of interest on a contractually-based notional principal amount from the party selling the interest rate floor. In instances determined by the Fund’s Board of Trustees, if the Fund sells caps and floors it would maintain, in a segregated account, cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund’s obligations with respect to any caps or floors.

        8.  Other Derivatives—The Fund may use other derivatives that are or become appropriate in the context of the Fund’s investment objective and in a manner and to an extent permitted by law and authorized by the Board of Trustees pursuant to guidelines proposed by MassMutual.

        Derivatives Limitations—The policies limiting the use of Derivatives are non-fundamental policies established by the Fund’s Board of Trustees. The policies may be changed by the Board without obtaining shareholder approval. MML Trust’s current non-fundamental policies are:

        1. the Fund would not enter into a futures contract if, immediately after entering into the futures contract, more than 5% of the Fund’s total assets would be committed to initial margin deposits on such contracts;

        2. the Fund will not purchase a put or call option on securities or investment related instruments if, as a result, more than 5% of its total assets would be attributable to premiums paid for such options;

3. the Fund would not write a covered call or put option if as a result more than 20% of the Fund’s total assets would be in one or more segregated accounts covering call and put options;

4. the Fund would not enter into a forward contract if as a result more than 25% of the Fund’s total assets would be in one or more segregated accounts covering forward contracts; and

        5. the Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation.

        Segregated Accounts—If the Fund enters into forward contracts, it must cover such contracts by, for example, establishing a segregated account with its custodian bank consisting of cash, U.S. Government securities and other liquid, high quality debt securities. The assets of the account must have a value equal to or greater than the aggregate amount of the Fund’s commitment under forward contracts (that is, greater than the aggregate of the purchase price of the underlying security on the delivery date). If the value of the securities in the segregated account declines, additional cash or high quality liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund’s commitments. At the time of entering into a forward contract, the segregated account covering such forward contracts shall not exceed 25% of the Fund’s assets. As an alternative to maintaining all or part of the segregated account, the Fund could buy call or put options to “cover” the forward contracts. Forward contracts involve a risk of a loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline of the Fund’s other assets. The Fund may realize short-term gains or losses upon the sale of forward contracts.

        Risks in Using Derivatives—There can be no assurance that the use of Derivatives by the Fund will assist it in achieving its investment objective. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristic of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund’s performance. Risks inherent in the use of futures, options, forward contracts, and swaps include:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	imperfect correlation between the price of futures, options, forward contracts and the prices of the securities being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	futures contracts and options can be highly volatile;

•	the writing of call options could result in increases in the Fund’s portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•	the risk that the Fund will not be able to effect closing purchase transactions as to call options it has written at any particular time or at any acceptable price; and

•	forward contracts involve a risk of a loss if the value of the security to be purchased declines prior to the settlement date, which is in addition to the risk of decline of the Fund’s other assets.

C.    Other Investment Practices

        1.  Repurchase Agreements—The Fund may enter into repurchase agreements. While it is the current expectation that not more than 5% of the Fund’s total assets would be invested in repurchase agreements at any one time, the Fund may invest not more than 10% of its total assets in such agreements. Under a repurchase agreement, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in U.S. Government securities and which meet the credit requirements set by MML Trust’s Board of Trustees from time to time) for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these agreements run from day to day, and delivery pursuant to the resale agreement typically will occur within one to five days of the purchase. A repurchase agreement is considered to be a loan by the Fund for purposes of its investment restrictions, collateralized by the underlying security. Investments in repurchase agreements will be limited to transactions with financial institutions which are believed by MassMutual to present minimal credit risks.

        While the repurchase agreements will provide that the underlying security at all times shall have a value at least equal to the resale price stated in the agreement, if the seller defaults, the Fund could realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller’s estate.

        2.  Reverse Repurchase Agreements—The Fund may engage in reverse repurchase agreements, which are agreements in which the Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Fund will maintain a segregated account with its custodian which will contain cash or high-grade debt obligations having a current market value at all times in an amount sufficient to repurchase securities pursuant to outstanding reverse repurchase agreements. Reverse repurchase agreements are borrowings subject to the 300% asset coverage test described previously.

        3.  Restricted and Illiquid Securities—The Fund may invest no more than 10% of its net assets in illiquid securities. However, this policy does not limit the purchases of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), provided that such securities are determined to be liquid by the Fund’s Board of Trustees or the Sub-Adviser if such determination is pursuant to Board-approved guidelines.

        Although the Board of Trustees is responsible for determining the liquidity of restricted securities, it is not required to specifically approve and review each restricted security recommended by the Sub-Adviser for the Fund’s portfolio. With respect to Rule 144A securities, for example, the Board of Trustees is responsible for establishing guidelines for determining the liquidity and value of securities and monitoring the Sub-Adviser’s implementation of the guidelines. Such guidelines have been adopted and take into account trading activity and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing their fair value. Securities not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the Fund’s investments could be impaired if trading does not develop or declines.

        Restricted securities frequently can be purchased at a discount from the price of unrestricted securities of the same class, and the valuation of such securities in the Fund’s portfolio (which will be their fair value as determined in good faith by the Board of Trustees of MML Trust or pursuant to the direction of the Board of Trustees subject to its review) will generally reflect such discount in whole or in part until the restriction is eliminated. With the exception of Rule 144A securities and commercial paper, the Fund generally does not expect to purchase restricted securities unless the issuer has agreed to pay the expenses of registering such securities under the Securities Act. However, under some circumstances the Fund may dispose of such securities privately at a discount or pay the cost of registration. A considerable period may elapse between the time the Fund decides to sell restricted securities and the time a suitable purchaser is found or registration is effected. Any such lapse of time would reduce the Fund’s flexibility and also delay its ability to dispose of such securities, thereby subjecting the Fund to the risk of a market decline in the interim or, in a thin market, a decline caused by the proposed sale itself. In disposing of restricted securities, the Fund may be an underwriter as that term is defined in the Securities Act.

        4.  Foreign Securities—Generally, the Fund may not invest more than 20% of its net assets in the securities of foreign issuers whether or not the securities are listed on a domestic or foreign exchange. Foreign securities also include securities of foreign issuers (i) traded in the United States over-the-counter markets, or (ii) listed on a U.S. securities exchange.

        The Fund is permitted to invest in foreign securities, but generally intends to make such investments only if: (i) such securities are U.S. dollar-denominated; or (ii) if such securities are not U.S. dollar-denominated, the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security. If the Fund’s securities are held abroad, the countries in which such securities may be held and the subcustodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

        In making foreign investments, the Fund will be subject to a number of factors and risks not generally associated with investments in domestic securities. For example, foreign securities usually are denominated in foreign currencies which means that their values will be affected favorably or unfavorably by changes in the strength of the U.S. dollar relative to other currencies as well as to other factors that affect securities prices. Moreover, foreign issuers are not subject to uniform legal, accounting, auditing, and financial standards and requirements comparable to those applicable to U.S. issuers. Other risks include:

•	imposition of dividend or interest withholding or confiscatory taxes

•	higher brokerage costs

•	thinner trading markets, currency blockages or transfer restrictions

•	military coups or other adverse political or economic developments

•	applicability of less stringent regulation of foreign securities markets

•	the availability of less information about the issuer of the security in question

•	possible seizure, expropriation or nationalization of foreign assets

•	less government supervision and regulation of securities exchanges, brokers and listed companies

•	the difficulty of enforcing obligations in other countries

•	greater expenses because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

        Foreign securities markets also have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of the Fund are uninvested. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities.

        Purchases of foreign securities are usually made in foreign currencies and, as a result, funds investing in foreign securities may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Fund’s agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

        A number of current significant, political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. With regard to the Fund, management seeks to mitigate the risks associated with these considerations through diversification and active professional judgment.

        In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in the Fund’s portfolio, or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

        Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

        Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

        5.  Lending Portfolio Securities—The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned:

(a) the Fund must receive at least 100% cash collateral from the borrower;

(b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral;

(c) the Fund must be able to terminate the loan at any time;

(d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value;

(e) the Fund may pay only reasonable custodian fees in connection with the loan; and

        (f)  while voting rights on the loaned securities may pass to the borrower, the Fund’s Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

        In connection with its securities lending transactions, the Fund may return to the borrower or a third party unaffiliated with the Fund, and acting as a “placing broker,” a part of the interest earned from the investment of cash collateral received for securities loaned.

        6.  Short Sales Against-the-Box—Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, the Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out. The Fund does not currently intend to engage in short sales against-the-box.

        7.  Money Market Instruments: Large Denominations—Certain money market instruments are available only in relatively large denominations, and others may carry higher yields if purchased in relatively large denominations. For example, yields on certificates of deposit for $1,000,000 or more could be higher than yields on certificates of deposit for less than $1,000,000. Also, it is believed that an institutional purchaser of money market instruments who can invest relatively large sums on a regular basis may have investment opportunities not available to those who invest smaller sums less frequently. Certain of the investment restrictions of the Fund limit the percentage of assets which may be invested in certain industries or in securities of any issuer. Accordingly, the Fund may be unable to invest in money market instruments paying the highest yield available at a particular time.

        8.  Other Short-Term Investments—The Fund may invest, without restriction or limitation (except as specifically described below), in the following types of money market instruments:

        U.S. Government Securities—Some U.S. Government Securities, which are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury securities that differ in their interest rates, maturities and times of issuance, are backed by the full faith and credit of the U.S. Government. Other U.S. Government securities are secured by the right of the issuer to borrow from the U.S. Treasury. Other U.S. Government securities are supported by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality. Other U.S. Government securities are supported only by the credit of the issuing agent or instrumentality. These securities bear fixed, floating or variable rates of interest. There can be no assurance that the U.S. Government will pay interest and principal on securities on which it is not legally obligated to do so.

        Bank Obligations—The Fund may purchase certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respect from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specific period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

        Bankers acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity. Other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

        Commercial Paper—Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 by Standard & Poor’s Ratings Group (“S&P”), a division of The McGraw-Hill Companies, Inc., (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody’s or at least AA- by S&P, or (c) if unrated, determined by the Sub-Adviser to be of comparable quality to those rated obligations which may be purchased by the Fund.

        9.  Mortgage-Backed Securities and CMOs—The Fund may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Fund) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the NAV of the Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

        The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

        Prepayments tend to increase during periods of falling interest rates and decrease during periods of rising interest rates. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent of the value of other debt securities, because of the prepayment feature of pass-through securities. The Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

        10.  Asset-Backed Securities—These securities are issued by trusts and special purpose entities. They are backed by pools of assets, such as automobile and credit-card receivables and home equity loans. Payments on the underlying obligations are passed through to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

        The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments that shorten the weighted average life of asset-backed securities and may lower their return, similar to prepayments of a pool of mortgage loans underlying mortgage-backed securities described above. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

        11.  Lower Quality Debt Instruments—The Fund may, but does not intend to, invest up to 20% of its total assets in debt instruments not rated in the top four rating categories by S&P or Moody’s. Lower quality debt instruments, which are also known as “junk bonds,” involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower quality securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of lower quality securities to meet its ongoing debt obligations. Because of the relatively high risks associated with investments in lower quality securities, an investor should carefully consider the manner in which the Fund seeks to achieve its investment objective and such investor’s ability to assume these risks before investing in the Fund.

        12.  Exchange Traded Funds (ETFs)—These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

        13.  Investment Basket—The Board of Trustees of MML Trust, notwithstanding any of the investment restrictions set forth in this SAI or those set forth in the Prospectus, except those imposed as a matter of law, may authorize the Fund to invest in any security or investment related instrument, or to engage in investment related transactions or practices, such as newly developed debt instruments or hedging programs. The Board must determine that to do so is consistent with the Fund’s investment objective and policies and has adopted reasonable guidelines for use by the Sub-Adviser. Moreover, at the time of making such an investment or entering into such transaction, such investments or instruments cannot account for more than 10% of the Fund’s total assets.

        14.  Other Income-Producing Securities

        Other types of income-producing securities that the Fund may purchase include, but are not limited to, the following:

•
Variable and floating rate obligations.     These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

        In order to most effectively use these investments, the Sub-Adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Sub-Adviser incorrectly forecasts such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•
Tender option bonds.     Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•
Inverse floaters.    These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. It is expected that the Fund will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund could lose money or the net asset value of its shares could decline by the use of inverse floaters.

•
Strip bonds.    Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

        Standby commitments, tender option bonds and instruments with demand features are primarily used by the Fund for the purpose of increasing the liquidity of the Fund’s portfolio.

        15.  Trading Activity—The Sub-Adviser intends to use trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Portfolio trading involves transaction costs, but will be engaged in when the Sub-Adviser believes the result of the trading, net of transaction costs, will benefit the Fund.

        16.  Dollar Roll Transactions—To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, the Fund may engage in dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a GNMA certificate or other mortgage-backed securities to a financial institution, such as a bank or a broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. The Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser and repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the Fund may enter into a dollar roll transaction involving a security not then in the Fund’s portfolio so long as the transaction is preceded by a firm commitment agreement pursuant to which the Fund has agreed to buy the securities on a future date.

        The Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash or other liquid securities in an amount sufficient to meet its obligations under the roll transactions. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased.

III.    INVESTMENT RESTRICTIONS

        The following is a description of certain fundamental restrictions on investments of the Fund (in addition to those described in the Prospectus) which may not be changed without a vote of a majority of the outstanding shares of the Fund. Investment restrictions that appear below or elsewhere in this Statement of Additional Information and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Fund. The Fund will not:

        1.  Purchase any security (other than U.S. Treasury securities or U.S. Government securities) if as a result, with respect to 75% of the Fund’s assets, more than 5% of the value of the total assets (determined at the time of investment) of the Fund would be invested in the securities of a single issuer.

        2.  Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of the Fund’s assets, except that the Fund may enter into reverse repurchase agreements or roll transactions. For purposes of calculating this limitation, entering into portfolio lending arrangements shall not be deemed to constitute borrowing money. The Fund would not make any additional investments while its borrowings exceeded 5% of its assets.

3. Issue senior securities (as defined in the 1940 Act) except for securities representing indebtedness not prevented by paragraph (2) above.

4. Make short sales, except for sales “against-the-box.”

5. Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

        6.  Invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans. This restriction does not prevent the Fund from purchasing readily marketable securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.

        7.  Purchase physical commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indices).

        8.  Make loans other than by investing in obligations in which the Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities.

        9.  Pledge, mortgage or hypothecate assets taken at market to an extent greater than 15% of the total assets of the Fund except in connection with permitted transactions in options, futures contracts and options on futures contract, reverse repurchase agreements and securities lending.

        10.  Purchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if, as a result, with respect to 75% of the Fund’s assets, the Fund would hold more than 10% of the outstanding voting securities of an issuer.

        Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, the Fund may (1) engage in hedging transactions, techniques and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law; and (2) invest in any security or investment-related instrument, or engage in any investment-related transaction or practice, provided that the Board of Trustees has determined that to do so is consistent with the investment objective and policies of the Fund and has adopted reasonable guidelines for use by the Fund’s investment sub-adviser, and provided further that at the time of entering into such investment or transaction, such investments or instruments account for no more than 10% of the Fund’s total assets.

        In addition to the fundamental investment restrictions of the Fund described above and those contained in the Prospectus, the Trustees of MML Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. In accordance with such policies and guidelines, the Fund may not:

1. Invest for the purpose of exercising control over, or management of, any company.

        2.  Invest in securities of other open-end investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition or except shares of money market funds advised by the investment sub-advisers or affiliates thereof. It is expected that the Fund would purchase shares of such money market funds only if arrangements are made to eliminate duplicate advisory and distribution fees.

IV.    MANAGEMENT OF MML TRUST

        MML Trust has a Board of Trustees, a majority of which must not be “interested persons,” as defined in the 1940 Act, of MML Trust. The Board of Trustees of MML Trust is generally responsible for management of the business and affairs of MML Trust. The Trustees formulate the general policies of MML Trust and the Fund, approve contracts and authorize MML Trust officers to carry out the decisions of the Board. As Adviser and Sub-Adviser to the Fund, respectively, Mass Mutual and Babson may be considered part of the management of the Trust. The Trustees and principal officers of MML Trust are listed below together with information on their age, address, positions with MML Trust, principal occupations during the past five years and other principal business affiliations.

Disinterested Trustees

Ronald J. Abdow 1295 State Street Springfield, MA 01111 Age: 70 Trustee since 1993 Trustee of 39 portfolios in fund complex	Trustee of MML Trust

        President, Abdow Corporation (operator of restaurants); Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates, and Abdow Hazard Associates (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College; Trustee (since 2002), Oppenheimer Tremont Market Neutral Fund LLC, Oppenheimer Tremont Opportunity Fund LLC, Oppenheimer Real Estate Fund; Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).

Richard H. Ayers 1295 State Street Springfield, MA 01111 Age: 59 Trustee since 1999 Trustee of 39 portfolios in fund complex	Trustee of MML Trust

        Retired; former adviser to Chairman (1997), Chairman and Chief Executive Officer (1989-1996) and Director (1985-1996), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Director, Applera Corporation; Director (since 2002), Instron Corporation; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Mary E. Boland 1295 State Street Springfield, MA 01111 Age: 62 Trustee since 1973 Trustee of 39 portfolios in fund complex	Trustee of MML Trust

        Attorney at Law, Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA; Director (1995-1999), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Director (since 1999), BankNorth, Massachusetts; Director (since 1999), Massachusetts Educational Financing Authority; Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).

David E. A. Carson 1295 State Street Springfield, MA 01111 Age: 67	Trustee of MML Trust
Trustee since 1999
Trustee of 39 portfolios in fund complex

        Retired; Chairman and Chief Executive Officer (1997-2000), President and Chief Executive Officer (1985-1997), People’s Bank; Director, United Illuminating Co. (electric utility); Trustee (since 1991), American Skandia Trust, American Skandia Advisor Funds and American Skandia Master Trust (open-end investment companies); Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Richard W. Greene 1295 State Street Springfield, MA 01111 Age: 66 Trustee since 1999 Trustee of 39 portfolios in fund complex	Trustee of MML Trust

        Retired, Vice President for Investments and Treasurer (1998-2000), Executive Vice President and Treasurer (1986-1998), University of Rochester (private university); Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Beverly L. Hamilton 1295 State Street Springfield, MA 01111 Age: 55 Trustee since 1999 Trustee of 39 portfolios in fund complex	Trustee of MML Trust

        President, ARCO Investment Management Co. (1991-2000); Director (since 1991), American Funds Emerging Markets Growth Fund (open-interval mutual fund); Trustee (since 2000), Monterey Institute for International Studies; Trustee (since 2001), The California Endowment; Trustee (since 2002), Community Hospital of the Monterey Peninsula; Investment Advisory Committees of Rockefeller Foundation, Unilever (Holland) Pension Fund, CFSB Sprout, University of Michigan endowment and Hartford Hospital; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

F. William Marshall, Jr. 1295 State Street Springfield, MA 01111 Age: 60 Trustee since 1996 Trustee of 39 portfolios in fund complex	Trustee of MML Trust

        Consultant (since 1999); Chairman (1999), Family Bank, F.S.B. (formerly SIS Bank); Executive Vice President (1999), Peoples Heritage Financial Group; President, Chief Executive Officer and Director (1993-1999), SIS Bancorp, Inc and SIS Bank (formerly, Springfield Institution for Savings); Trustee (since 2000), Denver-based Oppenheimer and Centennial Funds; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Interested Trustees*

Stuart H. Reese 1295 State Street Springfield, MA 01111 Age: 47 Trustee since 1999 Trustee of 39 portfolios in fund complex	Chairman and Trustee of MML Trust

        Executive Vice President and Chief Investment Officer (since 1999), Chief Executive Director (1997-1999), Senior Vice President (1993-1997), MassMutual; Chairman and Chief Executive Officer (since 2001), President and Chief Executive Officer (1999-2001), David L. Babson & Company Inc. (investment adviser); Chairman (since 1999), President (1995-1999), Executive Vice President (1993-1995), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 1994), Merrill Lynch Derivative Products; Chairman (since 1999), Director (since 1996), Antares Capital Corporation (finance company); Director (since 1996), HYP Management Inc. (managing member of MassMutual High Yield Partners LLC), and MMHC Investment Inc. (investor in funds sponsored by MassMutual); Director (since 1994), MassMutual Corporate Value Partners Limited (investor in debt and equity securities) and MassMutual Corporate Value Limited (parent of MassMutual Corporate Value Partners Limited); President (since 1997), MassMutual/Darby CBO IM Inc. (manager of MassMutual/Darby CBO LLC, a high yield bond fund); Advisory Board Member (since 1995), Kirtland Capital Partners; Chairman and Trustee (since 1999), MassMutual Institutional Funds (open-end investment company).

Frederick C. Castellani 1295 State Street Springfield, MA 01111 Age: 55 Trustee since 2001 Trustee of 39 portfolios in fund complex	Trustee and President of MML Trust

        Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual; Senior Vice President (1993-1996), CIGNA (Investment and Retirement Services); Trustee and President (since 2001), Vice President (1999-2001), MassMutual Institutional Funds (open-end investment company).

Richard G. Dooley 1295 State Street Springfield, MA 01111 Age: 72 Trustee since 1995 Trustee of 39 portfolios in fund complex	Trustee of MML Trust

        Consultant (since 1993), MassMutual; Director, Kimco Realty Corp. (shopping center ownership and management); Director (since 1993), Jefferies Group, Inc. (financial services holding company); Vice Chairman (since 1995), Chairman (1982-1995), Trustee (since 1974), MassMutual Corporate Investors, and Trustee (since 1988), Vice Chairman (since 1995), Chairman (1988-1995), MassMutual Participation Investors (closed-end investment companies); Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

*	Trustee who is an “interested person” of MML Trust within the definition set forth in Section 2(a)(19) of the 1940 Act. Such Trustees are “interested” due to their employment with MassMutual.

Principal Officers

James S. Collins 1295 State Street Springfield, MA 01111 Age: 44	Chief Financial Officer and Treasurer of MML Trust

        Vice President (since 1999), Second Vice President (since 1990), MassMutual; Chief Financial Officer and Treasurer (since 2000), MassMutual Institutional Funds (open-end investment company).

David W. O’Leary 1295 State Street Springfield, MA 01111 Age: 41	Vice President of MML Trust

        Senior Vice President (since 2001), MassMutual; Senior Vice President (1999-2001), Vice President (1996-1999), Aetna Financial Services.

Vernon J. Meyer 1295 State Street Springfield, MA 01111 Age: 37	Vice President of MML Trust

        Vice President (since 1998), Second Vice President (1995-1998), Assistant Vice President (1994-1995), MassMutual; Vice President (since 1999), MassMutual Institutional Funds (open-end investment company).

Isaac Williams, Jr. 1295 State Street Springfield, MA 01111 Age: 44	Vice President of MML Trust

        Managing Director (since 1999), David L. Babson & Company Inc. (investment adviser); Second Vice President (1998-1999), MassMutual; Regional Director (1988-1998), Peerless Insurance Company (property/casualty insurance company); Vice President (since 1999), MassMutual Institutional Funds (open-end investment company).

Thomas M. Kinzler 1295 State Street Springfield, MA 01111 Age: 46	Vice President and Secretary of MML Trust

        Vice President and Associate General Counsel (since 1999), Second Vice President and Associate General Counsel (1996-1999), Assistant Vice President and Counsel (1995-1996), Counsel (1989-1995), MassMutual; Vice President and Secretary (since 1999), MassMutual Institutional Funds (open-end investment company).

        The Trustees and officers of MML Trust named above, as a group, did not own shares of any series of MML Trust.

        Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years. Except, any Trustee who had already attained the age of seventy-two years as of April 19, 2001 shall retire and cease to serve as a Trustee on or before June 1, 2002, and any Trustee who attained the age of seventy-two years during 2001 shall retire and cease to serve as a Trustee on or before June 1, 2003.

        MML Trust’s Declaration of Trust provides that MML Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with MML Trust, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of MML Trust or that such indemnification would relieve any Trustee or officer of any liability to MML Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

        The Board of Trustees had four regularly scheduled meetings in 2001. The Trust has no standing compensation committee, nor any committee performing a similar function.

        The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Ayers and Greene and Ms. Boland, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In 2001, the Audit Committee met twice.

        The Trust has a Nominating Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating Committee but rather meetings are held as appropriate. The Nominating Committee did not meet during 2001. The Nominating Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board of Trustees. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust at 1295 State Street, Springfield, MA 01111.

        The Trust has an Investment Pricing Committee, consisting of the Trust’s Chairman, President, Treasurer, Assistant Treasurer and any Vice Presidents. The Investment Pricing Committee determines whether market quotations are readily available for securities held by each series of the Trust, determines the fair value of securities held by each series of the Trust for which market quotations are not readily available, and determines the fair value of assets of each series of the Trust which are not held in the form of securities. There are no regular meetings of the Investment Pricing Committee but rather meetings are held as appropriate.

        The Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $3000 per quarter plus $2,500 per meeting attended in-person or $1000 per meeting attended by telephone. Such Trustees who serve on the Audit Committee of the Trust are paid an additional fee of $1,500 per year. Such Trustees who serve on the Nominating Committee or the Pricing Committee are paid an additional fee of $500 per meeting attended. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees or MassMutual receive no fees from the Trust.

        The following table discloses actual compensation paid to non-interested Trustees of MML Trust during the 2001 fiscal year. MML Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred to be credited a rate of interest set by the Board of Trustees from time to time, currently eight percent (8%). Each of the non-interested Trustees also serves as a Trustee of one other registered investment company managed by MassMutual, MassMutual Institutional Funds.

Name/Position	Aggregate Compensation From MML Trust	Deferred Compensation and Interest accrued as part of Fund Expenses	Total Compensation from MML Trust and Fund Complex
Ronald J. Abdow	$18,000		$38,055
Trustee
Richard H. Ayers	$19,000		$40,055
Trustee
Mary E. Boland	$ 1,123	$20,442	$45,209
Trustee
David E. A. Carson	$18,000		$38,055
Trustee
Richard W. Greene	$18,000		$38,055
Trustee
Beverly L. Hamilton		$19,722	$41,524
Trustee
F. William Marshall, Jr.	$18,000		$36,000
Trustee
Charles J. McCarthy*	$19,000		$40,055
Trustee

*	Retired as of April 29, 2002.

V.    INVESTMENT MANAGEMENT AND OTHER SERVICES

        MassMutual serves as investment adviser to the Fund pursuant to an investment management agreement between MassMutual and MML Trust on behalf of the Fund (the “Management Agreement”). Under the Management Agreement, MassMutual is obligated to provide for the management of the Fund’s portfolio of securities, to engage in portfolio transactions on behalf of the Fund, subject to such general or specific instructions as may be given by the Board of Trustees of MML Trust, and in accordance with the Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select sub-advisers to the Fund pursuant to investment sub-advisory agreements (the “Sub-advisory Agreements”).

        Pursuant to the Management Agreement, MassMutual is paid a quarterly fee at the annual rate of .60% of the first $100 million of the average daily net assets of the Fund, .55% of the next $200 million, .50% of the next $200 million and .45% of any excess over $500 million.

        MassMutual has agreed to bear expenses of the Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net asset value through April 30, 2003. This agreement cannot be terminated unilaterally by MassMutual.

        The Management Agreement also provides that MassMutual will perform all administrative functions relating to the Fund. MML Trust agrees to bear its own expenses, however, MassMutual has agreed to bear the cost of investment advisory services, fund accounting and other administrative expenses, and distribution expenses.

        The Management Agreement with the Fund may be terminated by the Board of Trustees of MML Trust, or by vote of a majority of the outstanding shares of the Fund, or by MassMutual. Such termination requires 60 days’ written notice to be given and may be effected without the payment of any penalty. In addition, the Management Agreement automatically terminates: (1) unless its continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees of MML Trust, which affirmative vote shall include a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of MassMutual or of MML Trust, or (2) upon its assignment. Under the terms of the Management Agreement, the Fund recognizes MassMutual’s control of the initials “MML” and the Fund agrees that its right to use these initials is non-exclusive and can be terminated by MassMutual at any time. The Management Agreement provides that its continuance will be submitted to the shareholders of the Fund in the event the use of the initial “MML” is withdrawn from the Fund by MassMutual.

David L. Babson & Company Inc.

        Pursuant to an investment sub-advisory agreement between MassMutual and Babson, Babson serves as investment sub-adviser to the Fund and provides day-to-day management of the Fund’s investments. Babson is located at One Memorial Drive, Cambridge, Massachusetts 02142 and 1295 State Street, Springfield, Massachusetts 01111. Babson is a wholly-owned subsidiary of DLB Acquisition corporation, an indirect controlled subsidiary of MassMutual.

        MassMutual pays Babson a sub-advisory fee equal to an annual rate of .08% of the average daily net assets of the Fund, as of the close of each business day.

        MassMutual’s Sub-Advisory Agreement with Babson will terminate automatically upon its assignment or upon the termination of the respective Management Agreement or by MassMutual upon sixty days’ written notice or by liquidation of the Fund. Babson provides investment sub-advisory services to MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Small Company Opportunities Fund, MML Equity Fund and MML Small Cap Equity Fund, each a separate series of MML Trust. Babson also provides investment sub-advisory services to MassMutual Money Market Fund, MassMutual Short-Duration Bond Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, MassMutual Core Value Equity Fund, MassMutual Small Cap Equity Fund and MassMutual Balanced Fund, all series of MassMutual Institutional Funds, another registered, open-end investment company for which MassMutual serves as investment adviser.

        MassMutual is ultimately responsible for providing investment advice to the Fund and will continue to provide administrative and non-investment advisory services to the Fund.

        At a meeting held on April 29, 2002, the Trustees of the Trust considered a wide range of information about, among other things:

•	the Sub-Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process;

•	the terms of the relevant advisory or sub-advisory agreement;

•	the scope and quality of the services that the Sub-Adviser will provide to the Fund;

•
the advisory fee rates payable to the Sub-Adviser by the Adviser and by other funds and client accounts managed or sub-advised by the Sub-Adviser, and payable by similar funds managed by other advisers;

•	the total expense ratios of the Fund and of similar funds managed by other advisers; and

•
the Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers’ and dealers’ provision of brokerage and research services to the Sub-Adviser.

        After carefully considering the information summarized above, the Trustees, including the Trustees who are not “interested persons” of the Trust, the Adviser or the Sub-Adviser (as such term is defined in the Investment Company Act), unanimously voted to approve the management and sub-advisory agreements.

        Securities held by the Fund are also frequently held by the sub-adviser in its investment accounts and/or by other investment clients for which the sub-adviser acts as investment adviser. If the same security is purchased or sold for any Fund and such investment account or clients at the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased or sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Fund to participate in larger volume transactions will, in most cases, produce better execution for the Fund. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to the Fund or the price at which a security may be sold. It is the opinion of MML Trust’s management that such execution advantage and the desirability of retaining the sub-adviser as investment manager of the Fund outweighs the disadvantages, if any, which might result from this procedure.

        Other service providers of the Fund are as follows:

•
Deloitte & Touche LLP, located at Two World Financial Center, New York, New York 10281, the independent accountant for each of the Funds, provides audit services and assistance and consultation in connection with tax returns and the reviewing of various SEC filings.

•
Investors Bank & Trust Company (“IBT”), 200 Clarendon Street, Boston, Massachusetts 02116, acts as custodian and sub-administrator for the Fund’s investments. As custodian, IBT has custody of the Fund’s securities and maintains certain financial and accounting books and records. As custodian, IBT does not assist in, and is not responsible for, the investment decisions and policies of the Fund.

CODES OF ETHICS

        MML Trust, MassMutual and Babson have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit Fund personnel to invest in securities for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

VI.    BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS

        Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

        The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at reasonably competitive commission rates. The Fund’s Sub-Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

        Under the Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction. The Sub-Adviser must first determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Sub-Adviser’s overall responsibilities to MML Trust and to its other clients. The term “brokerage and research services” includes: advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

        By virtue of the Sub-Advisory Agreement, Babson is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreement with the Fund.

        Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Sub-Adviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

        Broker-dealers may be willing to furnish statistical, research and other factual information or services (“Research”) to the Sub-Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by MML Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Sub-Adviser. Research provided by brokers is used for the benefit of all of the Sub-Adviser’s clients and not solely or necessarily for the benefit of MML Trust. The Sub-Adviser attempts to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Sub-Adviser as a consideration in the selection of brokers to execute portfolio transactions. The investment advisory fee that MML Trust pays on behalf of the Fund to MassMutual will not be reduced as a consequence of the Sub-Adviser’s receipt of brokerage and research services. To the extent MML Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by MML Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to the Sub-Adviser in serving both MML Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Sub-Adviser in carrying out its obligations to MML Trust.

        Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Sub-Adviser to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

        The Fund may allocate brokerage transactions to broker-dealers (including affiliates of the Sub-Adviser) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of the Fund’s expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

VII.    CAPITAL SHARES

        MML Trust is a “series” company. To date, shares of fourteen (14) series (i.e., investment portfolios) have been authorized, one of which constitutes the interests in the Fund described in this Statement of Additional Information. Under MML Trust’s Declaration of Trust, however, the Board of Trustees is authorized to create new series in addition to the Fund without the necessity of a vote of shareholders of MML Trust. Each share of a particular series represents an equal proportionate interest in that series with each other share of the same series, none having priority or preference over another. Each series shall be preferred over all other series in respect of the assets allocated to that series. Each share of a particular series is entitled to a pro rata share of any distributions declared by that series and, in the event of liquidation, a pro rata share of the net assets of that series remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable and have no preemptive, conversion or subscription rights.

        MML Trust is not required to hold annual meetings of shareholders. Special meetings may be called for purposes such as electing Trustees, voting on management agreements, and with respect to such additional matters relating to MML Trust as may be required by MML Trust’s Declaration of Trust and the 1940 Act. Shareholders holding 10% of the shares of MML Trust may call a meeting to be held to consider removal of Trustees. On any matter submitted to shareholders, shares of each series entitle their holder to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset values of the series’ shares. On any matters submitted to a vote of shareholders, all shares of MML Trust then entitled to vote shall be voted by individual series, except that (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series, and (ii) when Trustees have determined that any matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholder inquiries should be made by contacting the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, Massachusetts 01111.

        The assets of certain variable annuity and variable life insurance separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the Funds. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise between owners of the variable life insurance contracts and owners of the variable annuity contracts. Possible conflicts could arise if (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers or principal underwriters or if the depositor should be permitted to act contrary to actions approved by holders of the variable life or variable annuity contracts under rules of the SEC, (ii) adverse tax treatment of the variable life or variable annuity contracts would result from utilizing the same underlying Funds, (iii) different investment strategies would be more suitable for the variable annuity contracts than the variable life contracts, or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both variable life and variable annuity separate accounts by the same Funds.

        The Board of Trustees follows monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance contracts and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable annuity and variable life insurance contracts is contained in the prospectuses for those contracts.

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for obligations of MML Trust. However, MML Trust’s Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of MML Trust for acts or obligations of MML Trust, which are binding only on the assets and property of MML Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by MML Trust or the Trustees. The Declaration of Trust provides for indemnification out of MML Trust property for all loss and expense of any shareholder held personally liable for the obligations of MML Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and MML Trust itself would be unable to meet its obligations.

VIII.    PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

        Shares of the Fund are sold at their NAV as next computed after receipt of the purchase order, without the addition of any selling commission or “sales load.” The Fund redeems its shares at their NAV as next computed after receipt of the request for redemption. The redemption price may be paid in cash or wholly or partly in kind if MML Trust’s Board of Trustees determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, the Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption. The redemption price may be more or less than the shareholder’s cost. Redemption payments will be paid within seven days after receipt of the written request therefor by the Fund, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.

        The NAV of the Fund’s shares is determined once daily as of the normal close of the New York Stock Exchange (presently 4:00 p.m.) on each day on which the Exchange is open for trading. The New York Stock Exchange is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions. The NAV of each Fund share is the total net asset value of the Fund divided by the number of its shares outstanding. The total NAV of the Fund is determined by computing the value of the total assets of the Fund and deducting total liabilities, including accrued liabilities.

        The manner of determining the value of the total assets of the Fund is briefly discussed below. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System. If securities are unlisted or there is no reported sale price, the bid price of the prior trade date will be used. Long-term bonds are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt obligations with less than one year but more than sixty days to maturity are valued on the basis of their market value, and debt obligations having a maturity of sixty days or less are generally valued at amortized cost when the Board of Trustees of MML Trust believes that amortized cost approximates market value. If acquired, preferred stocks will be valued on the basis of their market value if market quotations are readily available. In all other cases, assets (including restricted securities) are valued at their fair value as determined in good faith by the Board of Trustees of MML Trust, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

        Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees.

        Futures contracts are valued based on the market price for the futures contract, unless such price does not reflect the fair value of the contract, in which case it will be valued by or under the direction of the Board of Trustees of MML Trust. When the Fund enters into a forward commitment to purchase a security it will record the security as an asset which will be marked-to-market daily to reflect the value of the security determined in the manner set forth above. The obligation to pay the purchase price of the security will be a liability which remains fixed in amount.

IX.    TAX STATUS

        It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, the Fund will not be subject to federal income tax on any distributed net income or capital gains. To meet these requirements and to meet other requirements necessary for it to be relieved of federal income taxes on income and gain it distributes to the separate investment accounts that invest in the Fund, the Fund must, among other things:

        1.  derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;

        2.  diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies); and

        3.  distribute in or with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

        The Fund intends to declare capital gain and ordinary income dividends by the end of each calendar year and to distribute such dividends no later than January 31 of the following year to the extent necessary to avoid the 4% excise tax on undistributed regulated investment company income enacted by the Tax Reform Act of 1986. The 4% excise tax applies to the excess of the required distribution for the calendar year over the amount treated as distributed for that year. The required distribution equals 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income for the one year period ending October 31 (or December 31, if the Fund so elects) and any shortfall of income or gains from the prior year not previously so distributed.

        The Treasury Department has issued Regulations under Internal Revenue Code Section 817(h) that pertain to diversification requirements for variable annuity and life insurance contracts. A variable contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account and underlying regulated investment company investments are adequately diversified. In determining whether a separate account is adequately diversified, in certain circumstances the separate account can look through to the assets of the regulated investment company in which it has invested.

        The Regulations require the Fund’s assets to be diversified so that no single investment represents more than 55% of the value of the Fund’s total assets, no two investments represent more than 70% of the Fund’s total assets, no three investments represent more than 80% of the Fund’s total assets and no four investments represent more than 90% of the Fund’s total assets. A “safe harbor” is available to a separate account if it meets the diversification tests applicable to registered investment companies and not more than 55% of its assets constitute cash, cash items, government securities and securities of other registered investment companies.

        The applicable Regulations treat all securities of the same issuer as a single investment. In the case of “government securities,” each government agency or instrumentality shall be treated as a separate issuer for the purpose of the diversification test (although not for the purpose of the “safe harbor” test described above). MML Trust intends to comply with these diversification requirements.

X.    CERTAIN TAX AND ACCOUNTING INFORMATION

        As previously indicated, it is the policy of the Fund to meet the requirements of the Internal Revenue Code to qualify as a regulated investment company under the federal tax law. When the Fund writes a call option, an amount equal to the premium received by it is included in its balance sheet as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and offering prices. If an option which the Fund has written on an equity security expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

        Special rules (including constructive sale, mark-to-market, straddle and wash sale rules) exist for determining the timing of recognition of income or loss, the character of such income or loss, and the holding periods of certain of the Fund’s assets in the case of certain transactions involving futures contracts, forward contracts and options. MML Trust will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of MML Trust.

        Pursuant to the Taxpayer Relief Act of 1997 (the “1997 Act”), new “constructive sale” provisions apply to activities by the Fund which lock-in gains on an “appreciated financial position.” Generally, a “position” is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. Under the 1997 Act, the entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when the Fund occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a “constructive sale” that gives rise to the immediate recognition of gain (but not loss). The application of these new provisions may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

XI.    INVESTMENT PERFORMANCE

        The Fund may advertise investment performance figures, including yield. The Fund’s yield will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[((a-b)/cd+1) 6 -1]

Where:      a = dividends and interest earned during the period.
b = expenses accrued for the period (net of reimbursements, if any).
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d = the maximum offering price (which is the net asset value) per share on the last day of the period.

        The Fund may advertise its total return and its holding period return. Total return quotations will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

P(1+T) n = ERV

Where:	P = a hypothetical initial payment of $1,000.
T = average annual total return.
n = number of years.
ERV = ending redeemable value at the end of the stated period of a hypothetical $1,000 payment made at the beginning of the stated period.

        Holding period return will be based upon a stated period and will be computed by dividing the ending redeemable value of a hypothetical initial payment by the value of the initial investment (assuming reinvestment of all distributions). Each investment performance figure will be carried to the nearest hundredth of one percent. These investment performance figures do not reflect charges imposed by the separate investment accounts invested in the Fund which, if included, would decrease the performance figures.

XII.    EXPERTS

        Ropes & Gray, One International Place, Boston, Massachusetts 02110 serves as counsel to MML Trust.

        The name MML Series Investment Fund is the designation of Trustees under a Declaration of Trust dated May 14, 1993, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant series of MML Series Investment Fund shall be bound.

APPENDIX

SECURITIES RATINGS

        This is a description of Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) commercial paper and bond ratings:

I.    Commercial Paper Ratings:

        S&P Commercial Paper Ratings—are graded into four categories, ranging from ‘A’ for the highest quality obligations to ‘D’ for the lowest. ‘A’ Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

“A-1”:    This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

“A-2”: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

        Moody’s Commercial Paper Ratings—employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Prime-1:    Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:    Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

II.    Bond Ratings

        S&P describes its four highest ratings for corporate debt as follows:

A:	AAA	—Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

	AA	—Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A	—Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

B:	BBB	—Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal.
Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

        The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        Moody’s describes its four highest corporate bond ratings as follows:

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

        S&P describes its below investment grade ratings for corporate debt as follows:

BB, B, CCC, CC, C—Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        Moody’s describes its below investment grade corporate bond ratings as follows:

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PART C: OTHER INFORMATION

Item 23: Exhibits

     Exhibit A: Registrant’s Agreement and Declaration of Trust, as restated May 14, 1993, incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR), and Form of Amendment as amended.

     Exhibit B: Registrant’s By-Laws, as amended and restated August 6, 1993, incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

     Exhibit C: Not Applicable.

     Exhibit D: (1) Investment Management Agreement between the Registrant and Massachusetts Mutual Life Insurance Company (“MassMutual”) with respect to MML Equity Fund, MML Equity Index Fund, MML Small Cap Value Equity Fund, MML Growth Equity Fund and MML Small Cap Growth Equity Fund.(1)

     (2) Investment Sub-Advisory Agreement between MassMutual and David L. Babson Company Inc. (“David L. Babson”) regarding the MML Blend Fund (Equity Segment) incorporated by reference to Exhibit No. 5(a) of Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

     (3) Investment Sub-Advisory Agreement between MassMutual and David L. Babson regarding the MML Equity Fund, incorporated by reference to Exhibit No. 5(a) of Post-Effective Amendment No. 39 to Registrant’s Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

     (4) Investment Sub-Advisory Agreement between MassMutual and Mellon Equity Associates, LLP for MML Equity Index Fund, incorporated by reference to Exhibit No. 5(b) of Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

     (5) Investment Sub-Advisory Agreement between MassMutual and David L. Babson for the MML Small Cap Value Fund between MassMutual and David L. Babson incorporated by reference of Exhibit No. 5(a) of Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

     (6) Investment Sub-Advisory Agreement for the MML Growth Equity Fund between MassMutual and Massachusetts Financial Services Company (“MFS”).(2)

     (7) Investment Sub-Advisory Agreement for the MML Small Cap Growth Equity Fund between MassMutual and J.P. Morgan Investment Management Company.(3)

     (8) Investment Sub-Advisory Agreement for the MML Small Cap Growth Equity Fund between MassMutual and Waddell & Reed Investment Management Company (“Waddell & Reed”).(4)

     (9)(a) Investment Management Agreement dated as of January 1, 2000 between MassMutual and Registrant on behalf of MML Money Market Fund, incorporated by reference to Exhibit D(9)(a) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

     (9)(b) Investment Management Agreement dated as of January 1, 2000 between MassMutual and Registrant on behalf of MML Blend Fund, incorporated by reference to Exhibit D(9)(b) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

     (10) Investment Management Agreement between MassMutual and Registrant on behalf of MML Equity Index Fund effective as of May 1, 2000, incorporated by reference to Exhibit D(10) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

     (11) Investment Management Agreement between MassMutual and Registrant on behalf of MML Large Cap Value Fund effective as of May 1, 2000, incorporated by reference to Exhibit D(11) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

     (12) Investment Management Agreement between MassMutual and Registrant on behalf of MML OTC 100 Fund effective as of May 1, 2000, incorporated by reference to Exhibit D(12) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

     (13) Investment Management Agreement between MassMutual and Registrant on behalf of MML Emerging Growth Fund effective as of May 1, 2000, incorporated by reference to Exhibit D(13) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

     (14)(a) Investment Sub-Advisory Agreement between MassMutual and David L. Babson regarding MML Money Market Fund dated as of January 1, 2000, incorporated by reference to Exhibit D(14)(a) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

     (14)(b) Investment Sub-Advisory Agreement between MassMutual and David L. Babson regarding MML Managed Bond Fund dated as of January 1, 2000, incorporated by reference to Exhibit D(14)(b) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

     (14)(c) Investment Sub-Advisory Agreement between MassMutual and David L. Babson regarding MML Blend Fund dated as of January 1, 2000, incorporated by reference to Exhibit D(14)(c) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

     (15) Investment Sub-Advisory Agreement between Davis Selected Advisers, L.P. and MassMutual regarding MML Large Cap Value Fund effective as of May 1, 2000.(10)

     (16) Investment Sub-Advisory Agreement between Bankers Trust Company and MassMutual regarding MML Equity Index Fund effective as of May 1, 2000.(11)

     (17) Investment Sub-Advisory Agreement between Bankers Trust Company and MassMutual regarding MML OTC 100 Fund effective as of May 1, 2000.(12)

     (18) Investment Sub-Advisory Agreement between RS Investment Management and MassMutual regarding MML Emerging Growth Fund dated as of May 1, 2000, incorporated by reference to Exhibit D(18) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

     (19) Investment Management Agreement between MassMutual and Registrant on behalf of MML Enhanced Index Core Equity Fund effective as of May 1, 2001, incorporated by reference to Exhibit D(19) of Registrant’s Post-Effective Amendment No. 47 to the Registration Statement filed via EDGAR on February 15, 2002.

     (20) Investment Management Agreement between MassMutual and Registrant on behalf of MML Small Company Opportunities Fund effective as of May 1, 2001, incorporated by reference to Exhibit D(20) of Registrant’s Post-Effective Amendment No. 47 to the Registration Statement filed via EDGAR on February 15, 2002.

     (21) Investment Sub-Advisory Agreement between David L. Babson and MassMutual regarding MML Enhanced Index Core Equity Fund effective as of May 1, 2001, incorporated by reference to Exhibit D(21) of

Registrant’s Post-Effective Amendment No. 47 to the Registration Statement filed via EDGAR on February 15, 2002.

     (22) Investment Sub-Advisory Agreement between David L. Babson and MassMutual regarding MML Small Company Opportunities Fund effective as of May 1, 2001, incorporated by reference to Exhibit D(22) of Registrant’s Post-Effective Amendment No. 47 to the Registration Statement filed via EDGAR on February 15, 2002.

     (23) Investment Sub-Advisory Agreement between Wellington Management Company, LLP and MassMutual regarding MML Small Cap Growth Equity Fund effective as of February 12, 2002, incorporated by reference to Exhibit D(23) of Registrant’s Post-Effective Amendment No. 48 to the Registration Statement filed via EDGAR on April 29, 2002.

     (24) Investment Sub-Advisory Agreement between Alliance Capital Management L.P. and MassMutual regarding MML Equity Fund effective as of February 12, 2002, incorporated by reference to Exhibit D(24) of Registrant’s Post-Effective Amendment No. 48 to the Registration Statement filed via EDGAR on April 29, 2002.

     Exhibit E: Not Applicable.

     Exhibit F: Deferred Compensation Plan for Trustee of Registrant.(13)

     Exhibit G:

     (1) Custodian Agreement between Registrant and Investors Bank and Trust Company (“IBT”), on behalf of MML Growth Equity Fund and MML Small Cap Growth Equity Fund, as amended as of March 1, 2000 to add MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund and MML Small Cap Value Equity Fund, and as amended as of May 1, 2000 to add MML Equity Index Fund, MML Large Cap Value Fund, MML OTC 100 Fund and MML Emerging Growth Fund.(6)

     Exhibit H: (1) Accounting Services Agreement dated as of April 28, 1997 between the Trust, on behalf of MML Equity Index Fund, and First Data Investor Services Group, Inc., incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (as filed with the SEC via EDGAR).

     (2) Administrative and Shareholder Services Agreement with respect to MML Equity Index Fund effective as of May 1, 2000 between Registrant and MassMutual, incorporated by reference to Exhibit H(2) of Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on February 15, 2001.

     Exhibit I: (1) Opinion of counsel as to the legality of shares being registered (for MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund) previously filed with Registrant’s Rule 24F-2 Notice filed electronically on February 27, 1997.

     (2) Opinion of counsel as to the legality of shares being registered for MML Equity Index Fund, incorporated by reference to Exhibit 10 of Registrant’s Post-Effective Amendment No. 35 to the Registration Statement filed via EDGAR on February 14, 1997.

     (3) Opinion of counsel as to the legality of shares being registered for MML Small Cap Value Equity Fund, incorporated by reference to Exhibit 10 of Registrant’s Post-Effective Amendment No. 40 to the Registration Statement filed via EDGAR on May 29, 1998.

     (4) Opinion of counsel as to the legality of shares being registered for the MML Small Cap Growth Equity Fund and MML Growth Equity Fund.(8)

     (5) Opinion of counsel as to the legality of shares being registered for MML Large Cap Value Fund, MML OTC 100 Fund and MML Emerging Growth Fund.(14)

     (6) Opinion of counsel as to the legality of shares being registered for the MML Enhanced Index Core Equity Fund and MML Small Company Opportunities Fund, incorporated by reference to Exhibit I(5) of Registrant’s Post-Effective Amendment No. 46 to the Registration Statement filed via EDGAR on April 27, 2001.

     Exhibit J:

      (1) Not applicable.

       (2) Power of Attorney for Stuart H. Reese, Ronald J. Abdow, Richard H. Ayers, Mary E. Boland, David E.A. Carson, Richard G. Dooley, Richard W. Greene, F. William Marshall, Jr. and Charles J. McCarthy, incorporated by reference to Exhibit J(2) of Registrant’s Post-Effective Amendment No. 47 to the Registration Statement filed via EDGAR on
February 15, 2002.

     (3) Power of Attorney for Beverly L. Hamilton, incorporated by reference to Exhibit J(3) of Registrant’s Post-Effective Amendment No. 47 to the Registration Statement filed via EDGAR on February 15, 2002.

     (4) Power of Attorney for Frederick C. Castellani, incorporated by reference to Exhibit J(4) of Registrant’s Post-Effective Amendment No. 47 to the Registration Statement filed via EDGAR on February 15, 2002.

     Exhibit K: Not applicable.

     Exhibit L: Not Applicable.

     Exhibit M: Not Applicable.

    Exhibit N: Rule 18f-3 Plan for Registrant, incorporated by reference to Exhibit N of Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on May 1, 2000.

     Exhibit O: Not applicable.

     Exhibit P:
     (1) Code of Ethics for David L. Babson & Company Inc. (15)

     (2) Code of Ethics for Davis Selected Advisers, L.P. (15)

     (3) Code of Ethics for Waddell & Reed Investment Management Company. (15)

     (4) Code of Ethics for Massachusetts Financial Services Company. (15)

     (5) Code of Ethics for Massachusetts Mutual Life Insurance Company and MML Series Investment Fund. (15)

     (6) Code of Ethics for Deutsche Asset Management, Inc. (15)

     (7) Code of Ethics for RS Investment Management, L.P. (15)

     (8) Code of Ethics for Wellington Management Company, LLP (16)

     (9) Code of Ethics for Alliance Capital Management L.P. (16)

(1)  Incorporated by reference as Exhibit D(2) to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement
      filed via EDGAR on April 29, 1999.
(2)  Incorporated by reference as Exhibit D(7) to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement
      filed via EDGAR on April 29, 1999.
(3)	Incorporated by reference as Exhibit D(8) to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement filed via EDGAR on April 29, 1999.
(4)	Incorporated by reference as Exhibit D(9) to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement filed via EDGAR on April 29, 1999.
(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 to the Registration Statement filed via EDGAR on April 30, 1998.
(6)	Incorporated by reference as Exhibit G(7) to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement filed via EDGAR on April 29, 1999.
(7)	Intentionally omitted.
(8)	Incorporated by reference as Exhibit (I)(3) to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement filed via EDGAR on April 29, 1999.
(9)	Incorporated by reference as Exhibit (I)(6) to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement filed via EDGAR on April 29, 1999.
(10)	Incorporated by reference as Exhibit D(10) to Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on May 1, 2000.
(11)	Incorporated by reference as Exhibit D(11) to Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on May 1, 2000.
(12)	Incorporated by reference as Exhibit D(12) to Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on May 1, 2000.
(13)	Incorporated by reference as Exhibit F to Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on May 1, 2000.
(14)	Incorporated by reference as Exhibit I(4) to Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on May 1, 2000.
(15)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 to the Registration Statement filed via EDGAR on April 27, 2001.
(16)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 48 to the Registration Statement filed via EDGAR on April 29, 2002.

Item 24: Person Controlled by or Under Common Control with the Fund

     At the date of this Post-Effective Amendment, Registrant did not, directly or indirectly, control any person. Registrant was organized by MassMutual primarily for the purpose of providing a vehicle for the investment of assets of various separate investment accounts established by MassMutual and life insurance company subsidiaries of MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant’s series as are purchased with separate account assets; however, where required to do so, MassMutual and its subsidiaries will vote such shares only in accordance with instructions received from owners of the contracts pursuant to which sums are placed in such separate accounts.

               The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock.

     1. CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

     2. CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

     3. C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual.

     4. MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual.

     5. MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer. MassMutual has a 99% ownership interest and MassMutual Holding Company has a 1% ownership interest.

     6. MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities, all the stock of which is owned by MassMutual.

     7. MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer. MassMutual Holding Company owns 86% of the capital stock and MassMutual Holding Company owns 14% of the capital stock of MML Investors Services, Inc.

     8. MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker, all of the stock of which is owned by MML Investors Services, Inc.

     9. DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

     10. Diversified Insurance Services of America, Inc., a Hawaii corporation which operates as an insurance broker. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

     11. MML Insurance Agency of Mississippi, P.C., a Mississippi corporation which operates as an insurance broker and is controlled by MML Insurance Agency, Inc.

     12. MML Insurance Agency of Nevada, Inc., a Nevada corporation which operates as an insurance broker, all of the stock of which is owned by MML Insurance Agency, Inc.

     13. MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker and is controlled by MML Insurance Agency, Inc., through an irrevocable proxy arrangement.

     14. MML Securities Corporation, a Massachusetts corporation which operates as a “Massachusetts Security Corporation” under Section 63 of the Massachusetts General Laws, all of the stock of which is owned by MML Investors Services, Inc.

     15. MML Partners, LLC, a Delaware limited liability company which operates as a securities broker-dealer, all of the stock of which is owned by MML Investors Services, Inc.

     16. MassMutual Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. MassMutual Holding Company owns all of the outstanding shares of MassMutual Holding MSC, Inc. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws.

     17. MassMutual Corporate Value Limited, a Cayman Islands corporation, 46.41% of the shares of which are owned by MassMutual Holding MSC, Inc.

     18. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds an ownership interest of approximately 88.4% and MassMutual holds approximately 4.6% ownership interest in MassMutual Corporate Value Partners Limited. David L. Babson & Company Inc. acts as sub-adviser for this fund.

     19. 9048-5434 Quebec, Inc., a Canadian corporation which operates as the owner of Hotel du Parc in Montreal, Quebec, Canada. MassMutual Holding MSC, Inc. owns all the shares of 9048-5434 Quebec, Inc.

     20. 1279342 Ontario Limited, a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada. MassMutual MSC, Inc. owns all of the shares of 1279342 Ontario Limited.

     21. Antares Capital Corporation, a Delaware corporation which operates as a finance company. MassMutual Holding Company owns approximately 99% of the capital stock of Antares Capital Corporation.

     22. Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser, all of the stock of which is owned by MassMutual Holding Company.

     23. Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. Cornerstone Office Management, LLC is 50% owned by Cornerstone Real Estate Advisers, Inc. and 50% owned by MML Realty Management Corporation.

     24. Cornerstone Suburban Office, LP, a Delaware limited partnership, which operates as a real estate operating company. Cornerstone Office Management, LLC holds a 1% general partnership interest in this fund and MassMutual holds a 99% limited partnership interest.

     25. DLB Acquisition Corporation (“DLB”), a Delaware corporation which operates as a holding company for the David L. Babson companies. MassMutual Holding Company owns 98% of the outstanding shares of capital stock of DLB.

     26. David L. Babson & Company Inc., a Massachusetts corporation which operates as an investment adviser, all of the stock of which is owned by DLB.

     27. Charter Oak Capital Management, Inc., a Delaware corporation which operates as a manager of institutional investment portfolios. David L. Babson & Company Inc. owns 100% of the capital stock of Charter Oak Capital Management, Inc.

     28. Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer, all of the stock of which is owned by David L. Babson & Company, Inc.

     29. Babson-Stewart Ivory International, a Massachusetts general partnership which operates as an investment adviser. David L. Babson & Company Inc. holds a 50% ownership interest in the partnership and is one of the general partners.

     30. Oppenheimer Acquisition Corp. (“OAC”), a Delaware corporation which operates as a holding company for the Oppenheimer companies. MassMutual Holding Company owns 95.36% of the capital stock of OAC.

     31. OppenheimerFunds, Inc., a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds, all of the stock of which is owned by OAC.

     32. Centennial Asset Management Corporation, a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds. OppenheimerFunds, Inc. owns all of the stock of Centennial Asset Management Corporation.

     33. Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust, all of the stock of which is owned by Centennial Asset Management Corporation.

     34. HarbourView Asset Management Corporation, a New York corporation which operates as an investment adviser, all of the stock of which is owned by OppenheimerFunds, Inc.

     35. OppenheimerFunds Distributor, Inc., a New York corporation which operates as a securities broker-dealer, all of the stock of which is owned by OppenheimerFunds, Inc.

     36. Oppenheimer Partnership Holding, Inc., a Delaware corporation which operates as a holding company, all of the stock of which is owned by OppenheimerFunds, Inc.

     37. Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets, all of the stock of which is owned by OppenheimerFunds, Inc.

     38. Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds, all of the stock of which is owned by OppenheimerFunds, Inc.

     39. Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds, all of the stock of which is owned by OppenheimerFunds, Inc.

     40. OFI Private Investments, Inc., a New York based corporation which operates as a registered investment adviser, managing smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers on a subadvisory basis for a stated fee. OppenheimerFunds, Inc. owns all of the stock of OFI Private Investments, Inc.

     41. OAM Institutional, Inc. (“OAM”), a New York based corporation which operates as a registered investment advisor, providing investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee. OppenheimerFunds, Inc. owns all of the stock of OFI Private Investments, Inc.

     42. OppenheimerFunds International, Ltd., a Dublin based investment adviser that advises the Oppenheimer offshore funds known as the Oppenheimer Millenium Funds. OppenheimerFunds, Inc. owns all of the stock of OFI Private Investments, Inc.

     43. Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients, all of the stock of which is owned by OAC.

     44. Oppenheimer Trust Company, a New York corporation which conducts the business of a trust company, all of the stock of which is owned by OAC.

     45. Tremont Advisers, Inc., a New York corporation which operates as an investment services provider specializing in hedge funds, all of the stock of which is owned by OAC.

     46. CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership, all of the stock of which is owned by MassMutual Holding Company. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

     47. Westheimer 335 Suites Limited Partnership, a Texas limited partnership of which MassMutual Benefits Management is the general partner.

     48. HYP Management, Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund. MassMutual Holding Company owns all of the outstanding stock of HYP Management, Inc.

     49. MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services. MassMutual Holding Company owns all of the outstanding stock.

     50. MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II, LLC and other MassMutual investments. MassMutual Holding Company owns all of the outstanding stock of MMHC Investment, Inc.

     51. MassMutual/Darby CBO IM, Inc. a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. MMHC Investment, Inc. owns 50% of the capital stock of this company.

52. MassMutual/Darby CBO LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. MassMutual holds 1.79%, MMHC Investment Inc. holds 77.8% and MassMutual High Yield Partners LLC holds 14.4% of the ownership interest in MassMutual/Darby CBO LLC.

53. MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49% of its shares, MMHC Investment Inc. holds approximately 34.11% and HYP Management, Inc. holds approximately 6.82% for an approximate total ownership interest in this Company of 43.42%.

54. MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual, all of the stock of which is owned by MassMutual Holding Company.

55. Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. MML Realty Management holds a 50% ownership interest and Cornerstone Real Estate Advisers, Inc. holds a 50% ownership interest in Cornerstone Office Management, LLC.

56. Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company, all of the stock of which is owned by MassMutual Holding Company.

57. MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations, all the stock of which is owned by MassMutual Holding Company.

58. MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company, all of the stock of which is owned by MassMutual International, Inc.

59. MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent, all of the stock of which is owned by MassMutual International, Inc.

60. MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. MassMutual Asia Limited holds a 60% ownership interest and MassMutual Services Limited and MassMutual Guardian Limited each hold a 20% ownership interest in MassMutual Trustees Limited.

61. Protective Capital (International) Limited, a corporation organized in Hong Kong which operates as a mandatory provident funds intermediary, all of the stock of which is owned by MassMutual International, Inc.

62. MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services, all of the stock of which is owned by MassMutual International, Inc. This company is now inactive.

63. MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services, all the stock of which is owned by MassMutual International, Inc. This company is now inactive.

64. MassMutual International Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for international and domestic operations and other investments, all the stock of which is owned by MassMutual International, Inc.

65. MassMutual Mercuries Life Insurance Co., a corporation organized in Taiwan which operates as a life insurance company. MassMutual International Holding MSC, Inc. holds a 38% ownership interest in MassMutual Mercuries Life Insurance Co.

     66. MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic which operates as a holding company. MassMutual International, Inc. owns 99.9% of the outstanding shares and MassMutual Holding Company owns the remaining shares in MassMutual Internacional (Argentina) S.A.

     67. MassMutual Services, S.A., a corporation organized in the Argentine Republic which operates as a service company. MassMutual Internacional (Argentina) S.A. owns 99% of the outstanding shares and MassMutual International, Inc. owns 1% of the shares.

     68. MassMutual Services S.A., a corporation organized in the Argentine Republic which operates as a service company. MassMutual Internacional (Argentina) S.A. owns 99% of the outstanding shares and MassMutual International, Inc. owns 1% of the outstanding shares of MassMutual Services S.A.

     69. MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile which operates as a holding company. MassMutual International, Inc. owns 92.5% of the outstanding shares and MassMutual Holding Company owns the remaining shares of MassMutual Internacional (Chile) S.A.

     70. Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. MassMutual Internacional (Chile) S.A. holds a 33.5% ownership interest in Origen Inversiones S.A.

     71. Compania de Seguros Vida Corp S.A., (formerly Mass Seguros de Vida, S.A.) a corporation organized in the Republic of Chile which operates as an insurance company. MassMutual International (Chile) S.A. owns 33.4% of the outstanding shares of Compania de Seguros Vida Corp S.A.

     72. MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda which operates as a life insurance company, all of the stock of which is owned by MassMutual International, Inc.

     73. MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

     74. MassMutual International (Luxembourg) S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. MassMutual International, Inc. owns 99.9% of the outstanding shares and MassMutual Holding Company owns the remaining shares of MassMutual International (Luxembourg) S.A.

     75. MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic which operates as a life insurance company. MassMutual International, Inc. owns 99.9% of the outstanding capital stock of MassLife Seguros de Vida S.A.

     76. Admiral Life Seguros de Vida, S.A. (formerly Jefferson Pilot Financial Seguros de Vida, S.A.), an Argentine corporation which operates as a life insurance company. MassLife Seguros de Vida, S.A. owns 99% of the outstanding shares and MassMutual International, Inc. owns the remaining 1% of the outstanding shares of Admiral Life Seguros de Vida, S.A.

     77. MassMutual Life Insurance Company, a corporation organized in Japan, which operates as a life insurance company. MassMutual International, Inc. owns 99.5% of the outstanding shares of MassMutual Life Insurance Company.

     78. MassMutual Funding LLC, a Delaware limited liability company which issues commercial paper, all of the stock of which is owned by MassMutual Holding Company.

     79. MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans, all of the stock of which is owned by MassMutual.

     80. The MassMutual Trust Company, a federally chartered stock savings bank which performs trust services. MassMutual owns 100% of the outstanding shares of The MassMutual Trust Company.

81. Persumma Financial LLC, a Delaware limited liability company which offers on-line retirement service products, all of the stock of which is owned by MassMutual.

82. MassMutual Assignment Company, a North Carolina corporation which operates a structured settlement business, all of the stock of which is owned by MassMutual.

83. MML Series Investment Fund (the “Trust”), a Massachusetts business trust which operates as an open-end investment company. All the shares issued by the Trust are owned by MassMutual and certain of its affiliates.

84. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. The majority shares are owned by MassMutual.

85. Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment, Inc. holds 37.04% of the subordinated notes of this issue which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

86. 505 Waterford Park Limited Partnership, a Delaware limited partnership which holds title to an office building in Minneapolis, Minnesota. MML Realty Management Corporation holds a 1% general partnership interest in this partnership and MassMutual holds a 99% limited partnership interest.

87. DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the DLB Fund Group, other than the DLB Stewart Ivory International Fund and the DLB High Yield Fund.

88. Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

89. Oppenheimer Series Fund Inc., a Maryland corporation which operates as an investment company of which MassMutual and its affiliates own a majority of certain series of shares issued by the fund.

90. The DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the DLB Fund Group, other than the DLB Stewart Ivory International Fund and the DLB High Yield Fund.

91. Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily U.S. Issuers including, to a limited extent, convertible high yield bonds. MMHC Investment Inc. holds 40% of the mandatorily redeemable preferred shares if this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

92. Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage backed securities. Babson is the Investment Manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

93. Perseus CDO I, Limited is a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment, Inc. holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I , Limited. David L. Babson & Company Inc. acts as sub-adviser.

94. MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment, Inc., hold in the aggregate approximately 25.17% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited. David L. Babson & Company Inc. acts as sub-adviser.

95. Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding L.P. MassMutual manages the High Yield Collateral Debt Securities and David L. Babson & Company Inc. acts as sub-adviser.

96. Maplewood (Cayman) Limited is an entity organized under the laws of the Cayman Islands that invests primarily in bank loans and high yield public debt. MassMutual is investment adviser to this fund, and David L. Babson & Company Inc. acts as sub-adviser.

97. Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and David L. Babson & Company Inc. acts as sub-adviser. MMHC owns 24.97% of the subordinated notes.

MassMutual or David L. Babson & Company Inc. acts as the investment adviser of the following investment companies, and as such may be deemed to control them.

     1. MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by MML Series Investment Fund are owned by MassMutual and certain of its affiliates. MassMutual acts as adviser for MML Series and David L. Babson & Company Inc. acts as sub-adviser to certain series.

     2. MassMutual Corporate Investors (“CI”), a Massachusetts business trust which operates as a closed-end investment company. David L. Babson & Company Inc. is the investment adviser to CI.

     3. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high-yield bond fund. MassMutual Corporate Value Limited holds an ownership interest in this company of approximately 90% and MassMutual holds approximately 4.6% ownership interest in MassMutual Corporate Value Partners Limited. David L. Babson & Company Inc. acts as sub-adviser.

     4. MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49%, MMHC Investment Inc. holds approximately 34.11%, and HYP Management, Inc. holds approximately 6.82% for an approximate total of 43.42% of the ownership interest in this company.

     5. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual. MassMutual acts as adviser for each series and David L. Babson & Company Inc. acts as sub-adviser to certain series.

     6. MassMutual Participation Investors (“PI”), a Massachusetts business trust which operates as a closed end investment company. David L. Babson & Company Inc. acts as the investment adviser to PI.

     7. MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. David L. Babson & Company Inc. is the Investment Manager. MassMutual holds 1.79%, MMHC Investment, Inc. holds 44.91% and MassMutual High Yield Partners LLC holds 2.39% of the ownership interest in this company.

     8. Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. Issuers. MMHC Investment Inc. holds 37.04% of the subordinated notes of this issue which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

     9. Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage backed securities. David L. Babson & Company Inc. is the Investment Manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

     10. Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily U.S. issuers including, to a limited extent, convertible high yield bonds. MMHC Investment Inc. holds 40% of the mandatorily redeemable preferred shares of this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. David L. Babson & Company Inc. acts as sub-adviser.

     11. Perseus CDO I, Limited is a Cayman Island Corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment, Inc. holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. David L. Babson & Company Inc. is the sub-adviser.

     12. MassMutual Global CDO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment, Inc. hold in the aggregate approximately 39.77% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CDO I Limited. David L. Babson & Company Inc. acts as sub-adviser.

     13. Antares Funding LP is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding L.P. MassMutual manages the High Yield Collateral Debt Securities and David L. Babson & Company Inc. acts a sub-adviser.

     14. Maplewood (Cayman) Limited is an entity organized under the laws of the Cayman Islands that invests primarily in bank loans and high yield public debt. MassMutual is investment adviser to this fund, and David L. Babson & Company Inc. acts as sub-adviser.

     15. Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and David L. Babson & Company Inc. acts as sub-adviser. MMHC Investment, Inc. owns 34.35% of the subordinated notes.

     16. Suffield CLO, Limited is a Cayman Islands Corporation that operates as a collateralized loan obligations fund that invests primarily in domestic bank loans and high yield bonds. Babson is the investment adviser. MassMutual holds 23.13% of the preferred shares.

     17. Wilbraham CBO Ltd., is a Cayman Islands limited liability company that operates as collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. Babson is the investment manager. MassMutual owns 33.99% of the preferred shares.

     18. Enhanced Mortgage-Backed Securities Fund Limited II is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed securities. Babson is the investment manager. MassMutual holds approximately 33% of the Class C Certificates.

     19. Special Value Bond Fund II, LLC is a Delaware limited liability company that operates as a high yield bond fund. Babson is co-manager of the fund. MassMutual owns 20% of the subordinated notes.

     20. Leland Fund, LP, a hedge fund investing in high-yield emerging assets that is managed by Babson.

21. Longmeadow CDO Debt Fund I, Limited, a fund investing in collateralized debt obligation securities that is managed by Babson.

22. Hampden CBO Ltd, a cash/flow CDO investing in investment-grade bonds and loans, primarily U.S. MassMutual holds a 23% interest in the fund, which is managed by Babson.

23. Phoenix Funding Limited, a cash/flow CDO that is managed by Babson.

24. Palmyra Funding Limited, a fund investing in credit default swaps that is managed by Babson.

25. Palmyra Funding II Limited, a fund investing in credit default swaps that is managed by Babson.

26. Enhanced Mortgage-Backed Securities Fund Limited III is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage-backed and asset-backed securities, collateralized mortgage obligations, debt securities and derivative instruments. Mass Mutual holds 48.33% interest in the Fund. Babson serves as the investment manager.

27. Connecticut Valley Structured Credit CDO I, Ltd., a fund investing in CBO debt securities. Babson serves as the investment manager. MassMutual currently has a 28% interest in the fund.

28. Starrs CDO, LTD, a company organized under the laws of the Cayman Islands for the limited purpose of acquiring Collateral Debt Securities and Eligible Investments. MassMutual holds a 20% interest in the Company. Babson serves as the investment adviser.

29. Copper Beech Fund LLC, a limited liability hedge fund organized under Delaware law for which Babson serves as investment manager. MassMutual currently has 100% ownership interest.

30. Copper Beech Offshore Fund Ltd., a hedge fund registered in the Cayman Islands for which Babson serves as the investment adviser. MassMutual currently has 100% ownership interest.

Item 25: Indemnification

Article VIII of Registrant’s Agreement and Declaration of Trust provides for the indemnification of Registrant’s Trustees and officers.

Registrant undertakes to apply the indemnification provisions of its Agreement and Declaration of Trust in a manner consistent with Securities and Exchange Commission Release No. IC-11330 so long as the interpretation of Section 17(h) and 17(i) of the Investment Company Act of 1940 (the “1940 Act”) set forth in such Release shall remain in effect and be consistently applied.

Trustees and officers of Registrant are also indemnified by MassMutual pursuant to its by-laws which apply to subsidiaries, including Registrant. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the 1940 Act or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

MassMutual’s directors’ and officers’ liability insurance program, which covers Registrant’s Trustees and officers, consist of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of Registrant against liability from shareholder derivative and similar lawsuits which are indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of Registrant or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

     MassMutual’s present coverage for Fidelity Bonding has an overall limit of $100 million annually ($15 million of which is underwritten by Lloyd’s, $10 million of which is underwritten by National Union, $25 million of which is with CNA, $25 million of which is underwritten by Federal Insurance Co. (“Chubb”), and $25 million of which is underwritten by Lloyd’s). There is a deductible of $500,000 per claim under the corporate coverage. There is no deductible for individual trustees or officers.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of the Investment Adviser

a. The Investment Adviser

MassMutual is the investment adviser for the Registrant. MassMutual is a mutual life insurance company organized as a Massachusetts corporation, which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual’s primary business is ordinary life insurance. It also provides, directly or through its subsidiaries, a wide range of annuity and disability products, and pension and pension-related products and services, as well as investment services to individuals, and corporations and other institutions, in all 50 states of the United States and the District of Columbia. MassMutual is also licensed to transact business in Puerto Rico, and six provinces of Canada, but has no export sales. Effective February 29, 1996, Connecticut Mutual Life Insurance Company merged into MassMutual. MassMutual’s principal lines of business are (i) the Individual Products business and Annuities business, which provide life insurance including variable and universal life insurance, annuities and disability income insurance to individuals and small businesses; (ii) Retirement Services, which provides group pension investment products and administrative services, primarily to sponsors of tax qualified retirement plans; and (iii) MassMutual International.

     The directors and executive vice presidents of MassMutual, their positions and their other business affiliations and business experience for the past two years are listed below.

Directors

ROGER G. ACKERMAN, Director and Member, Human Resources and Board Affairs Committees

     Retired Chairman and Chief Executive Officer, Chairman (1996-2001) and Chief Executive Officer (1996-2000), Corning Incorporated (manufacturer of advanced materials, communication equipment and environmental products), One Riverfront Plaza, HQE 2, Corning, New York; Director (1993-2001), Dow Corning Corporation (producer of silicone products), 2200 West Salzburg Road, Midland, Michigan; Director (1991-Present), The Pittson Company (mining and marketing of coal for electric utility and steel industries), One Pickwick Plaza, Greenwich, Connecticut; Member, Business Roundtable (1996-Present); Member, The Business Council (1997-Present); Member, National Association of Manufacturers (1991-Present); Member, Board of Overseers, Rutgers University Foundation (1996-Present); Chairman, The Business Council of New York State (1998-1999); Trustee, Corning Incorporated Foundation (1978-2001); Trustee, Corning Museum of Glass (1991-2001); and President, Foundation for the Malcolm Baldridge National Quality Award (1998-1999).

JAMES R. BIRLE, Director and Member, Auditing and Investment Committees

     Chairman (since 1997), President (1994-1997) and Founder (1994), Resolute Partners, LLC (private merchant bank), Greenwich, Connecticut; Director (since 1996), IKON Office Solutions (diversified office products and technology solutions); Chairman (since 1994): Drexel Industries, LLC; Director (since 1994), Connecticut Health and Education Facilities Authority; Director (since 1994), Transparency International; and Trustee (since 1994), Villanova University.

GENE CHAO, Director and Member, Investment and Dividend Policy Committees

     Retired; Chairman, President and Chief Executive Officer (1991-February 2000), Computer Projections, Inc. (presentation graphics services and equipment), Portland, Oregon; Director (since 1996), Monowave Corporation, 5615 64th Ave., NE, Seattle, Washington; Chairman and Chief Executive Officer (since 2000), Director (since 1997) National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia; and Director, various privately held companies (since 1981)

JAMES H. DEGRAFFENREIDT, JR., Director and Member, Auditing and Dividend Policy Committee

     Chairman and Chief Executive Officer (since October 2001), Chairman, President and Chief Executive Officer (2000-2001), Chairman and Chief Executive Officer (1998-2000), Director (since 2001), WGL Holdings, Inc., parent company of Washington Gas Light Company (public utility holding company), 1100 H Street, NW, Washington, D.C.; Director (since 1994), Washington Gas Light Company, Washington, D.C.; Director (since 1998), American Gas Association, Washington, D.C.; Director (since 1998), Greater Washington Board of Trade, Washington, D.C.; Director (since 1999), Harbor Bank, Baltimore, Maryland; Director (since 1999), Harbor Bank (Holding Company); Director (since 1998), MedStar Health, Columbia, Maryland; Trustee (since 1999), Federal City Council, Washington, D.C.; Trustee (since 1995), Maryland Science Center, Baltimore, Maryland; and Trustee (since 1999), Walters Art Museum, Baltimore, Maryland.

PATRICIA DIAZ DENNIS, Director and Member, Auditing and Dividend Policy Committees

     Senior Vice President-Regulatory & Public Affairs (since 1998), Senior Vice President and Assistant General Counsel-Regulation & Public Policy (1995-1998), SBC Communications Inc. (telecommunications company), San Antonio, Texas; Director, (1997-1999) Citadel Communications Corp.; Secretary/Trustee (since 1991), The Tomas Rivera Policy Institute, Trustee (since 1993), Radio and Television News Directors Foundation; Director (1993-1999), National Public Radio; Director (since 1989) Foundation for Women’s Resources; Director (since 1998), Bexar County Women’s Bar Association; Director (since 1999), Catholic Television of San Antonio; Director (since 1999), Mexican American Legal Defense and Educational Foundation; Director (since 1999), Universidad Autonoma de Mexico (UNAM) Foundation; Director (1999) The Greater San Antonio Chamber of Commerce; Director (1997-2000) Hispanic Scholarship Fund; Director (1997-1999), Susan G. Komen Breast Cancer Foundation (San Antonio Chapter); National Secretary (since 1999) Girl Scouts of America; Corporate Board of Advisors (since 1996), National Council of La Raza; Regent (since 1999), Texas State University System; and Secretary/Treasurer (since 1999), San Antonio Economic Development Foundation.

ANTHONY DOWNS, Director and Member, Auditing and Dividend Policy Committees

     Senior Fellow (since 1977), The Brookings Institution (non-profit policy research center), 1775 Massachusetts Avenue, N.W., Washington, D.C.; Director (since 1998), Counselors of Real Estate, 430 N. Michigan Avenue, Chicago, Illinois; Director (since 1991) National Housing Partnerships Foundation (nonprofit organization to own and manage rental housing), 1225 Eye Street, NW, Washington, D.C.; (since 1992) Bedford Property Investors, Inc. (real estate investment trust), 3658 Mt. Diablo Boulevard, Lafayette, California; Director (since 1992); General Growth Properties, Inc. (real estate investment trust), 215 Keo Way, Des Moines, Iowa; Director (since 1986), NAACP Legal and Educational Defense Fund, Inc. (civil rights organization), 99 Hudson Street, New York, New York; Trustee (since 1977): Urban Institute (public policy research organization), 2100 M Street, NW, Washington, D.C.; And (since 1979) Urban Land Institute (educational and research organization), 625 Indiana Avenue, NW, Washington, D.C.

JAMES L. DUNLAP, Director and Member, Auditing and Human Resources Committees

     Retired; Vice Chairman (1998-August 31, 1999), Ocean Energy, Inc. (formerly United Meridian Corporation), 1001 Fannin, Suite 1600, Houston, Texas; President and Chief Operating Officer (1996-March 1998), United Meridian Corporation (oil exploration), 1201 Louisiana, Suite 1400, Houston, Texas; Member, Board of Trustees (since 1998), Culver Educational Foundation, 130 Academy Road, Culver, IN; Member, Council of Overseers (since 1987), Jesse H. Jones Graduate School of Administration, Rice University, MS 531, 6100 Main Street, Houston, Texas; Member of the Corporation (since 2001), Woods Hole Oceanographic Institution, Woods Hole, Massachusetts; and Member, Board of Trustees (since 1991), Nantucket Conservation Foundation, Inc., P.O. Box 13, 118 Cliff Road, Nantucket, Massachusetts.

WILLIAM B. ELLIS, Director and Member, Board Affairs and Auditing Committees

     Senior Fellow (since 1995), Yale University School of Forestry and Environmental Studies, New Haven, Connecticut; Director (1991-November 2000), The Hartford Steam Boiler Inspection and Insurance Company (property and casualty insurer); Director (1996-January 2001), Advest Group, Inc. (financial services holding company); Director (since 1976), The Greater Hartford Chamber of Commerce; Director (since 1987), MassMutual Foundation for Hartford (formerly Connecticut Mutual Life Foundation, Inc.); Director (since 1999), Pew Center on Global Climate Change; Member of the Science Conservation Advisory Board (1994-2000), The Nature Conservancy; Trustee (since 1998) Carnegie Mellon University; Director (since 1995), Catalytica Energy Systems, Inc.; and Director (since 1993), The National Museum of Natural History of the Smithsonian Institution, Washington, D.C.

ROBERT M. FUREK, Director and Chairman, Auditing Committee, Member, Board Affairs Committee

     Partner (since 1997), Resolute Partners LLC (private merchant bank); Chairman (1997-2000), State Board of Trustees for the Hartford Public School System; Director, (1990-2000), The Dexter Corporation (producer of specialty chemicals and papers); Corporator, (since 1991), The Bushnell Memorial, Hartford, Connecticut; Trustee Emeriti, Overseer and Chair of the Development Committee (1991-1999), Colby College, Waterville, Maine; Director (1986-1999) Greater Hartford Chapter of American Red Cross; Director (since 1999), IKON Office Solutions; and Trustee, Chair of the Development Committee (since 1997), Kingswood-Oxford School.

CHARLES K. GIFFORD, Director and Chairman, Board Affairs Committee, Member, Investment Committee

     President, Chief Operating Officer and Director (since 1999), FleetBoston Financial, 100 Federal Street, Boston, Massachusetts; President and Director (since 1999), Fleet National Bank; Chairman and Chief Executive Officer (1996-1999), President (since 1999), Chairman, President and Chief Executive Officer (1995-1996), Director (since 1987) BankBoston, N.A., 100 Federal Street, Boston, Massachusetts; Chairman and Chief Executive Officer (1998-1999), Director (1987-1999), BankBoston Corporation (bank holding company), 100 Federal Street, Boston, Massachusetts; Director, Member, Executive Committee and Chairman, Board Governance and Nominating Committee (since 1990), NSTAR (public utility electric company, formerly Boston Edison Co.), 800 Boylston Street, Boston, Massachusetts.

WILLIAM N. GRIGGS, Director and Member, Human Resources and Investment Committees

     Managing Director, (since 1983), Griggs & Santow Incorporated (financial consultants), One State Street, New York, New York; Director (1990-1997), Member, Compensation Committee (1994-1997) T/SF Communications Corporation (diversified publishing and communications company), Tulsa, Oklahoma.

SHELDON B. LUBAR, Director and Member, Human Resources and Investment Committees

     Chairman, (since 1977), Lubar & Co. Incorporated (investment management and venture capital company), 700 North Water Street, Milwaukee, Wisconsin; Chairman and Director, (1986-1999), The Christiana Companies, Inc. (real estate development) 700 N. Water Street; Suite 1200, Milwaukee, Wisconsin; Director (since 1983), SLX Energy, Inc. (oil and gas exploration), 700 N. Water Street; Suite 1200, Milwaukee, Wisconsin; Member, Advisory Committee (since 1984), Venture Capital Fund, LP, 700 N. Water Street, Milwaukee, Wisconsin; Director (since

1999), C2, Inc. (principal offices, 700 N. Water Street, Milwaukee, Wisconsin); Director (since 1986), U.S. Bancorp (bank holding company), 777 E. Wisconsin Avenue, Milwaukee, Wisconsin; Director (since 1971), Marshall Erdman and Associates, Inc. (design, engineering and construction firm), 5117 University Avenue, Madison, Wisconsin; Director (since 1991), MGIC Investment Corporation (investment company), MGIC Plaza, 111 E. Kilbourn Avenue, Milwaukee, Wisconsin; Director (1993-1999), Ameritech, Inc. (regional holding company for telephone companies), 30 S. Wacker Drive, Chicago, Illinois; Director (since 1995), Weatherford International, Inc. (formerly EVI, Inc.), 5 Post Oak Park, Suite 1760, Houston, Texas; Director (since 1997), Jefferies & Co., (financial services), 11100 Santa Monica Boulevard, 10th Floor Los Angeles, California; and Director (since 2000), Grant/Prideco Inc., 1450 Lake Robbins Drive, The Woodlands, Texas.

WILLIAM B. MARX, JR., Director and Chairman, Dividend Policy Committee, Member, Board Affairs Committee

     Retired; Senior Executive Vice President (1996), Lucent Technologies. (public telecommunications systems and software), 600 Mountain Avenue, Murray Hill, New Jersey; Member, National Board of Directors (since 1985), Junior Achievement, Colorado Springs, Colorado; Member (since 1996), Advisory Council, Graduate School of Business, Stanford University, Stanford, California; Director (since 2000) Bethesda Hospital Foundation, Boynton Beach, Florida; and Director (1996-2000), Adaptive Broad Band, Sunnyvale, California.

JOHN F. MAYPOLE, Director and Chairman, Human Resources Committee, Member, Auditing Committee

     Managing Partner, (since 1984), Peach State Real Estate Holding Company (Real Estate Investment Company); Consultant to Institutional Investors; Co-owner of family businesses (including Maypole Chevrolet, Inc.); Director (1996-1999), TCX International, Inc.; Director, Chair-Compensation Committee, Audit Committee (since 1992), Dan River, Inc. (textile manufacturer); Director (since 1987), Davies, Turner & Co.; Director (since 1998), Meridian Automotive Systems, Inc. (formerly American Bumper & Mfg. Co.) (manufacturer of automotive/truck components); Director, Audit Committee (since 1999), Church & Dwight Co., Inc. (household product/personal care and specialty chemical (Arm & Hammer)); Director and Chairman (since 1998), DVC, Inc. (bionutritional supplement/animal and human feed); Director (1998-1999), J.L. French Automotive Castings, Inc. (manufacturer of automotive/truck components); Director, Executive Committee, Chairman-Audit Committee (1984-2000), Verizon Communications; and Director (since 2000), Whitehead Institute For Biomedical Research.

ROBERT J. O’CONNELL, Director and Chairman, Investment Committee, Member, Board Affairs and Dividend Policy Committees

     Chairman and Chairman of the Board of Directors (since 2000), President and Chief Executive Officer (since 1999) of Massachusetts Mutual Life Insurance Company (“MassMutual”), 1295 State Street, Springfield, Massachusetts; President and Chief Executive Officer (since 2000) and Director and Chairman (since 1999), C.M. Life Insurance Company and MML Bay State Life Insurance Company (wholly-owned insurance company subsidiaries of MassMutual); Director (1999-2000), Cornerstone Real Estate Advisers, Inc. (wholly-owned real estate investment advisory subsidiary of MassMutual Holding Company), One Financial Plaza, Suite 1700, Hartford, Connecticut; Director, Chairman and Chief Executive Officer (since 1999), DLB Acquisition Corporation (holding company for investment advisers); President, Director and Chairman (since 1999), MassMutual Holding MSC, Inc.; Trustee and Chairman (1999-2000), MassMutual Holding Trust II (now dissolved wholly-owned holding company subsidiaries of MassMutual Holding Co.); Trustee and Chairman (since 1999), MassMutual Holding Trust I (now dissolved wholly-owned holding company subsidiary of MassMutual Holding Co.), Director (since 1999), MassMutual International, Inc., (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies; President and Chief Executive Officer, Director and Chairman (since 1999), MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual), Director (since 1999), MassMutual Benefits Management, Inc.; President and Chief Executive Officer (since 2000) and Director and Chairman (since 1999), C.M. Life Insurance Company; Trustee (since 1999), MassMutual Institutional Funds; Director (since 2001) MassMutual International Holdings MSC, Inc.; Director (since 1999), MML Investors Services, Inc., 1414 Main Street, Springfield, Massachusetts; Trustee (since 1999) MML Series Investment Fund; Director and Chairman (since 1999), Oppenheimer Acquisition Corporation; Director (1996-2000), Life Office Management Association, Inc., Director (since 1999), American Council of Life Insurance; Member (1995-1999), American Council of Life Insurance Committee on Financial Services Integration; and Member (1994-1999), Advisory Committee to the Cato Institute Project on Social Security Privatization.

MARC RACICOT, Director and Member, Dividend Policy and Human Resources Committees

     Partner (since 2001), Bracewell & Patterson, L.L.P., 2000 K Street, NW, Suite 500, Washington, D.C.; Chairman (since 2002), Republican National Committee; Governor (1993-2000), State of Montana; Chairman (since 2001) and Member, America’s Promise—The Alliance for Youth; Director (since 2001), Burlington Northern Santa Fe Corporation; Member (since 2000), Corporation for National Service; Chairman (since 1999) and Member (since 1993), Jobs for America’s Graduates; Member, Maureen & Mike Mansfield Foundation; Co-Chairman (since 2001) and Member, National Consensus Council; Director (since 2001), Siebel Systems; and Member (since 1989), United Way of Lewis & Clark County, Montana.

ALFRED M. ZEIEN, Director and Member, Board Affairs and Dividend Policy Committees

     Chairman and Chief Executive Officer (1991-1999), Director (since 1981) The Gillette Company (manufacturer of personal care products), Prudential Tower, Boston, Massachusetts; Director (since 1986): Polaroid Corporation (manufacturer of photographic products), 549 Technology Square, Cambridge, Massachusetts; Director (1991-1999), BankBoston Corporation (bank holding company), 100 Federal Street, Boston, Massachusetts; Director (since 1999), EMC Corporation, Hopkinton, Massachusetts; and Director (since 1992) Raytheon Corporation (electronics manufacturer), 141 Spring Street, Lexington, Massachusetts; Trustee (since 1994), Marine Biology Laboratory, Woods Hole, Massachusetts; and Trustee (since 1995), Woods Hole Oceanographic Institute, Woods Hole, Massachusetts.

Executive Vice Presidents

SUSAN A. ALFANO, Executive Vice President

     Executive Vice President (since 2001); Senior Vice President (1996-2001) MassMutual.

LAWRENCE V. BURKETT, JR., Executive Vice President and General Counsel

     Executive Vice President and General Counsel of MassMutual (since 1993); President, Chief Executive Officer and Director (since 1996), CM Assurance Company and CM Benefit Insurance Company (wholly-owned insurance company subsidiaries of MassMutual); Director (since 1996), MassMutual Holding MSC, Inc.; Director (since 1998), MassMutual Benefits Management, Inc.; Director, MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual) (principal offices, 1295 State Street, Springfield, Massachusetts 01111-0001); Director (since 1996), MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company) 1414 Main Street, Springfield; Massachusetts 01144-1013; Director (since 1997), MML Securities Corporation (a wholly-owned subsidiary of MML Investors Services, Inc. that is a “Massachusetts Securities Corporation”) (principal offices, 1414 Main Street, Springfield, Massachusetts 01111-0001); Director (since 1994), Director (since 1993), Sargasso Mutual Insurance Co. (Bermuda) Ltd., Victoria Hall, Victoria Street, P.O. Box HM1826, Hamilton, Bermuda; Director (1993-1999), Director of CM Life Insurance Company, MassMutual Holding Company, DLB Acquisition Corporation and Oppenheimer Acquisition Corporation.

FREDERICK C. CASTELLANI, Executive Vice President

     Executive Vice President (since 2001), Senior Vice President (1996-2001) MassMutual.

HOWARD GUNTON, Executive Vice President and Chief Financial Officer

     Executive Vice President and Chief Financial Officer (since 2001), Senior Vice President and Chief Financial Officer (1999-2001), MassMutual; Senior Vice President and Chief Financial Officer, AIG Life Insurance Co. (1973-1999).

JAMES E. MILLER, Executive Vice President

     Executive Vice President (since 1997), MassMutual; Senior Vice President (1996-1997), Director (since 1998), CM Benefit Insurance Company; Director (since 1998), C.M. Life Insurance Company; Director of MassMutual Benefits Management, Inc. (since 1998); Director of MML Bay State Life Insurance Company (since 1998), Executive Vice President-Life Operations (since 1999), Director (1998-2000), MassMutual Holding Company.

CHRISTINE M. MODIE, Executive Vice President and Chief Information Officer

     Executive Vice President (since 1999), MassMutual; Senior Vice President and Chief Information Officer (1996-1999), Travelers Insurance, Hartford, CT; Vice President (1993-1996), Aetna Life & Annuity, Hartford CT and Chief Information Officer (1992-1993), Battery March Financial, Boston, MA.

JOHN V. MURPHY, Executive Vice President

     Executive Vice President (since 1997) of MassMutual, 1295 State Street, Springfield, Massachusetts; Chairman, President, Chief Executive Officer and Director (since 2001), President and Chief Operating Officer (2000-2001), OppenheimerFunds, Inc.; Executive Vice President, Director and Chief Operating Officer (1995-1997), David L. Babson & Company Inc. (wholly-owned investment advisory subsidiary of DLB Acquisition Corporation); Senior Vice President and Director (since 1995), Potomac Babson Incorporated (investment advisory subsidiary of David L. Babson & Company Inc.), New York, New York; Director (1995-1999) and Senior Vice President (1995-1997), DLB Acquisition Corporation (holding company for investment advisers); Director (1997-1999), Oppenheimer Acquisition Corporation (parent of OppenheimerFunds, Inc., an investment management company); Director and President (1999-2001), and Trustee (1997-1999), MassMutual Institutional Funds (open-end investment company) (principal offices, 1295 State Street, Springfield, Massachusetts); Director (1989-1998), Emerald Isle Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp), 730 Hancock Street, Quincy, Massachusetts; Director (1999-2000), C.M. Life Insurance Company; Director, President and Chief Executive Officer (1999-2000), MML Bay State Life Insurance Company; Director, President and Trustee (1999-2001), MML Series Investment Fund; Director (2000), The MassMutual Trust Company FSB; and Director (since 2001), Centennial Asset Management Corporation.

STUART H. REESE, Executive Vice President and Chief Investment Officer

     Executive Vice President and Chief Investment Officer (since 1999), Chief Executive Director-Investment Management (1997-1999), Senior Vice President (1993-1997), MassMutual; Chairman and Chief Executive Officer (since 2001), David L. Babson & Company Inc., One Memorial Drive, Cambridge, Massachusetts; Chairman, President and Trustee (since 1999), MML Series Investment Fund and MassMutual Institutional Fund (open end investment companies); President (since 1995), MassMutual Corporate Investors and MassMutual Participation Investors (closed end investment companies); Director (since 1993), MML Bay State Life Insurance Company, Executive Vice President—Investments (since 1999), Director (since 1994), Senior Vice President—Investments (1996-1999), MML Bay State Life Insurance Company (wholly owned insurance company subsidiary of MassMutual), MassMutual Corporate Value Partners (since 1994), (high yield bond fund); Advisory Board Member, Kirtland Capital Partners (since 1995), Director (since 1996), MassMutual High Yield Partners (high yield bond fund); Executive Vice President (since 1999) Director (1996-1999), Senior Vice President—Investments (1996-1999) CM Assurance Company, CM Benefit Insurance Company and CM Life Insurance Company (wholly owned insurance company subsidiaries of MassMutual); Director (since 1996), CM International, Inc. (issuer of collateralized mortgage obligation securities); Director (since 1996) and Chairman (since 1999), Antares Capital Corporation (finance company); Committee Chairman (since 1999), Antares: Compensation Committee, Member (since 1999), Audit Committee and Member (April-August 1999), Investment Committee; Director (since 1996), Charter Oak Capital Management, Inc. (manager of institutional investment portfolio), and State House I Corporation; Director (since 1999), Cornerstone Real Estate Advisers, Inc.; Director, HYP Management, Inc.; Member of the Advisory Board of MassMutual High Yield Partners II LLC; Director (since 1999) MassMutual Holding MSC, Inc.; President, MMHC Investment, Inc.; Director, MassMutual Corporate Value Limited; Director, DLB Acquisition Corporation; Director, Oppenheimer Acquisition Corporation; and Director, Merrill Lynch Derivative Products (since 1999).

MATTHEW E. WINTER

     Executive Vice President (since 2001), Senior Vice President (1998-2001), Vice President (1996-1998), MassMutual.

b. The Investment Sub-Advisers

DAVID L. BABSON & COMPANY INC.

     The directors and executive officers of David L. Babson & Company Inc. (‘‘Babson’’ or the ‘‘Manager’’), which is located at One Memorial Drive, Cambridge, Massachusetts 02142, their positions with Babson and their other principal business affiliations and business experience for the past two years are as follows:

Directors and Executive Officers

STUART H. REESE, Director, President and Chief Executive Office

     Director (since 2000), President and Chief Executive Officer (since 1999), Babson; Executive Vice President and Chief Investment Officer (since 1999), Chief Executive Director (1997-1999), Executive Director (1996-1997), Senior Vice President (1993-1996), Massachusetts Mutual Life Insurance Company (“MassMutual”) (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

KEVIN M. MCCLINTOCK, Director and Managing Director

     Director and Managing Director (since 2000), Executive Vice President (1999-2000), Babson; Managing Director, Babson-Stewart Ivory International (registered investment adviser, of which the Manager is a 50% general partner), One Memorial Drive, Cambridge, Massachusetts (since 1999); Director (since 1999), the DLB Fund Group, One Memorial Drive, Cambridge, Massachusetts (open-end investment company); Director of Equities and Fixed Income (1995-1999), the Dreyfus Corporation (investment manager), New York, New York.

FRANK L. TARANTINO, Director, Managing Director, Chief Financial Officer and Chief Compliance Officer

     Director, Chief Compliance Officer (since 1999), Chief Financial Officer and Managing Director (since 2000) and Clerk (since 1997), Executive Vice President (1999-2000) and Chief Operating Officer (1997-2000), Babson; President (since 1999), Vice President (1998-1999) and Clerk (1997-1998), The DLB Fund Group, One Memorial Drive, Cambridge, Massachusetts (open-end investment company); Director (since 1998), President (since 1999), Clerk (since 1997), Potomac Babson Inc. (inactive investment advisory subsidiary of the Manager), 1290 Avenue of the Americas, New York, New York; Director, President, Treasurer and Clerk, Babson Securities Corp., One Memorial Drive, Cambridge, Massachusetts (broker-dealer subsidiary of Babson); President (1993-1997) Liberty Securities Corporation (broker-dealer), 600 Atlantic Avenue, Boston, Massachusetts.

ROBERT LIGUORI, Director

     Director (since 2000), Babson; Senior Vice President and Deputy General Counsel (since 1999), MassMutual, (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001; Senior Vice President and General Counsel (1997-1999), Vice President and General Counsel (1996-1997), Vice President and Counsel (1992-1996), American International Group, Inc., AIG Life Companies, 600 King Street, Wilmington, Delaware.

MARY WILSON-KIBBE, Managing Director

     Managing Director (since 2000), Executive Director and Executive Vice President (1999-2000), Babson; Vice President (since 1999), The DLB Fund Group, One Memorial Drive, Cambridge, Massachusetts (open-end investment company); Executive Director (1997-1999), Senior Managing Director (1997-1999), Vice President and Managing Director (1991-1994), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

KENNETH L. HARGREAVES, Managing Director

     Managing Director (since 2000) Babson; Executive Director (1997-1999), Senior Vice President (1991-1997), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

ROBERT E. JOYAL, Director and Managing Director

     Director and Managing Director (since 2000), Babson; Executive Director (1997-1999), Senior Managing Director (1996-1998), Vice President and Managing Director (1990-1996), MassMutual (insurance company and investment advisers), 1295 State Street, Springfield, Massachusetts 01111-0001; President (since 1999), Senior Vice President (1989-1999), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director, (since 1996), MassMutual High Yield Partners II LLC (a Delaware limited liability company that operates as a high yield bond fund).

ROGER W. CRANDALL, Managing Director

     Managing Director (since 2000), Babson; Managing Director, Securities Investment Division (1991-2000) and Managing Director (1993-2000), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

EFRAM MARDER, Managing Director

     Managing Director (since 2000), Babson; Executive Director (1998-1999), Senior Managing Director (1996-1998), Vice President and Managing Director (1989-1996), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001.

STEPHEN L. KUHN, General Counsel and Clerk

     General Counsel and Clerk (since 1999), Babson; Senior Vice President and Deputy General Counsel (since 1998), Vice President and Associate General Counsel (1992-1998), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111-0001; Vice President and Secretary, MassMutual Participation Investors and MassMutual Corporate Investors (closed end investment companies); Assistant Secretary (since 1996), Antares Capital Corporation (finance company); Chief Legal Officer and Assistant Secretary (since 1995), DLB Acquisition Corporation (holding company for investment advisers); Assistant Secretary, Oppenheimer Acquisition Corporation (holding company for investment advisers); Vice President and Secretary, MassMutual Institutional Funds (open-end investment company); Vice President and Secretary, (1988-1999), MML Series Investment Fund (open-end investment company).

     The Managing Directors of Babson-Stewart Ivory International (“BSII”), which has its principal place of business at One Memorial Drive, Cambridge, Massachusetts 02142, and their principal other business affiliations and business experience for the past two years are as set forth below. Babson and Stewart Ivory & Company (International) Limited, an indirect, wholly owned subsidiary of Colonial Limited, are the two general partners of BSII.

KEVIN M. MCCLINTOCK, Managing Director

     Director and Managing Director (since 2000), Executive Vice President (1999-2000), Babson; Managing Director, Babson-Stewart Ivory International (registered investment adviser, of which the Manager is a 50% general partner), One Memorial Drive, Cambridge, Massachusetts (since 1999); Director (since 1999), the DLB Fund Group, One Memorial Drive, Cambridge, Massachusetts (open-end investment company); Director of Equities and Fixed Income (1995-1999), the Dreyfus Corporation (investment manager), New York, New York.

STEPHEN B. O’BRIEN, Managing Director

     Managing Director (since 2000), Executive Vice President (1999-2000), Director (1999-2000), Senior Vice President (1996-1999), Babson; Managing Director (since 1998), Babson-Stewart Ivory International (registered investment adviser, of which the Manager is a 50% general partner), One Memorial Drive, Cambridge, Massachusetts.

JAMES W. BURNS, Managing Director

     Managing Director (since 1993), Babson-Stewart Ivory International, One Memorial Drive, Cambridge, Massachusetts (investment counsel); Director (since 1990), Stewart Ivory and Company Limited (later known as Colonial First State Investments and now known as First State Investments U.K.), 45 Charlotte Square, Edinburgh, Scotland (investment managers); Partner/Director (1982-1990), BWD Rensburg, Liverpool, England (Stockbrokers).

STUART PAUL, Managing Director

     Managing Director (since 2000), Babson-Stewart Ivory International; Director, Stewart Ivory & Company (International) Limited, 23 St. Andrew Square, Edinburgh, Scotland (investment adviser); Head of Emerging Market Equities (since 2000), First State Investments U.K. (formerly known as Colonial First State Investments UK and, prior to that, Stewart Ivory & Company Limited), 23 St. Andrew Square, Edinburgh, Scotland (investment managers); Investment Manager (1994-2000), Stewart Ivory & Company Limited, 45 Charlotte Square, Edinburgh, Scotland (investment managers).

MASSACHUSETTS FINANCIAL SERVICES COMPANY (‘‘MFS’’)

MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below): Massachusetts Investors Trust; Massachusetts Investors Growth Stock Fund; MFS Growth Opportunities Fund; MFS Government Securities Fund; MFS Government Limited Maturity Fund; MFS Series Trust I (which has 12 series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS Global Asset Allocation Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Value Fund, MFS New Discovery Fund, MFS Technology Fund, MFS Research International Fund, MFS Global Telecommunications Fund and MFS Japan Equity Fund); MFS Series Trust II (which has two series: MFS Emerging Growth Fund and MFS Large Cap Growth Fund); MFS Series Trust III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities Fund); MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund); MFS Series Trust V (which has five series: MFS Total Return Fund, MFS Research Fund, MFS International New Discovery Fund, MFS International Strategic Growth Fund and MFS International Value Fund); MFS Series Trust VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity Fund); MFS Series Trust VII (which has one series: MFS Capital Opportunities Fund); MFS Series Trust VIII (which has three series: MFS Strategic Income Fund, MFS Global Growth Fund and MFS Tax Managed Equity Fund); MFS Series Trust IX (which has seven series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Emerging Opportunities Fund and MFS Large Cap Value Fund; MFS Series Trust X (which has 17 series: MFS Government Mortgage Fund, MFS Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Investors Trust, MFS Strategic Value Fund, MFS Emerging Markets Debt Fund, MFS European Equity Fund, MFS New Endeavor Fund, MFS Fundamental Growth Fund, MFS Gemini Large Cap U.S. Fund, MFS Gemini U.K. Fund, MFS International ADR Fund, MFS Global Conservative Equity Fund, MFS International Core Equity Fund, MFS Income Fund, MFS High Income Advantage Fund and MFS Global Health Sciences Fund); MFS Series Trust XI (which has four series: MFS Union Standard Equity Fund, Vertex Contrarian Fund, Vertex International Fund and MFS Mid Cap Value Fund); and MFS Municipal Series Trust (which has 18 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund, MFS Municipal Income Fund, MFS

New York High Income Tax Free Fund and MFS Massachusetts High Income Tax Free Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

     MFS also serves as investment adviser of the following open-end Funds: MFS Institutional Trust ("MFSIT") (which has 10 series) and MFS Variable Insurance Trust ("MVI") (which has 15 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

     In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

     Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 31 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the “Accounts”). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

     The Directors of MFS are John W. Ballen, Kevin R. Parke, Joseph W. Dello Russo, William W. Scott, Martin E. Beaulieu, Donald A. Stewart, James Prieur, William W. Stinson and James C. Baillie. Jeffrey L. Shames is the Chairman and Chief Executive Officer, Mr. Ballen is President, Mr. William Scott is Vice Chairman, Mr. Dello Russo and Mr. Parke are Executive Vice Presidents (Mr. Dello Russo is also Chief Administrative Officer and Mr. Parke is also Chief Investment Officer), Stephen E. Cavan is a Senior Vice President, General Counsel and Secretary of MFS, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Senior Vice President and Treasurer of MFS.

Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS Growth Opportunities Fund
MFS Government Securities Fund
MFS Government Limited Maturity Fund
MFS Series Trust I
MFS Series Trust II
MFS Series Trust III
MFS Series Trust IV
MFS Series Trust V
MFS Series Trust VI
MFS Series Trust VII
MFS Series Trust VIII
MFS Series Trust IX
MFS Series Trust X
MFS Series Trust XI
MFS Municipal Series Trust
MFS Variable Insurance Trust
MFS Institutional Trust
MFS Municipal Income Trust
MFS Multimarket Income Trust
MFS Government Markets Income Trust
MFS Intermediate Income Trust
MFS Charter Income Trust
MFS Special Value Trust

     Jeffrey L. Shames is Chairman and President, Stephen E. Cavan is the Secretary and Clerk, James O. Yost, Ellen M. Moynihan, Robert R. Flaherty and Mark E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary and Assistant Clerk.

     MFS/Sun Life Series Trust

     C. James Prieur, President and Director of Sun Life Assurance Company of Canada, is the President, Stephen E. Cavan is the Secretary and Clerk, James O. Yost, Ellen M. Moynihan, Robert R. Flaherty and Mark E. Bradley are the Assistant Treasurers, James R. Bordewick, Jr., is the Assistant Secretary and Assistant Clerk.

Money Market Variable Account
High Yield Variable Account
Capital Appreciation Variable Account
Government Securities Variable Account
Total Return Variable Account
Global Governments Variable Account
Managed Sectors Variable Account

     C. James Prieur is the Chairman, President and Member of the Board of Managers, Stephen E. Cavan is the Secretary, Jim Yost, Ellen M. Moynihan, Robert R. Flaherty and Mark Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

     MIL Funds
     MFS Meridian Funds

     Jeffrey L. Shames is Chairman, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, James O. Yost, Ellen M. Moynihan, Robert R. Flaherty and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

     Vertex Investment Management, Inc., a Delaware corporation and a wholly owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 (“Vertex”), serves as investment adviser to Vertex All Cap Fund, Vertex Contrarian Fund and Vertex Income Fund, each a series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

     Jeffrey L. Shames is a Director and the President, Kevin R. Parke is Executive Vice President and Chief Equity Officer, John W. Ballen is Executive Vice President and Chief Investment Officer, John D. Laupheimer is a Senior Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

     MFS International Ltd. ("MIL Bermuda"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds known as the MFS Funds, SICAV after January 1999 (which has 11 portfolios): U.S. Equity Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Dollar Reserve Fund, U.S. Research Fund, U.S. Strategic Growth Fund, Global Equity Fund, European Equity Fund, European Bond Fund, European High Yield Bond Fund and European Smaller Companies Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg. MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Governments Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Global Growth Fund, MFS Meridian Money Market Fund, MFS Meridian Global Balanced Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian Strategic Growth Fund and MFS Meridian Global Asset Allocation Fund, MFS Meridian Value Fund and the MFS Meridian Research International Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

     Jeffrey L. Shames and Kevin R. Parke are Directors, Stephen E. Cavan is a Director, Senior Vice President and the Secretary, Robert T. Burns is an Assistant Secretary, Joseph W. Dello Russo is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

     MFS International (UK) Ltd. (“MIL-UK”), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

     Jeffrey L. Shames and John W. Ballen are Directors, Stephen E. Cavan is a Director and the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

     MFS International S.C. LTDA (“MIL Brazil”), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Meridian Funds.

     Jeffrey L. Shames is President and Advisory Board Member and Stephen E. Cavan is an Advisory Board Member.

     MFS Institutional Advisors (Australia) Ltd. (“MFSI-Australia”), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

     Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

     MFS Fund Distributors, Inc. (“MFD”), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

     Jeffrey L. Shames is Chairman, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Thomas B. Hastings is the Assistant Treasurer.

     MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

     Jeffrey L. Shames is Chairman, Joseph W. Dello Russo is a Director and the Treasurer, Janet A. Clifford is a Director, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

     MFS Institutional Advisors, Inc. (“MFSI”), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

     Joseph J. Trainor is the President, Jeffrey L. Shames and John W. Ballen are the Directors, Kevin R. Parke is an Executive Vice President and Managing Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

     MFS Retirement Services, Inc. (“RSI”), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

     Jeffrey L. Shames is the Chairman, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

     MFS Investment Management K.K. (“MIMCO”), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMCO, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

     Jeffrey L. Shames and Ira S. Krolick are the Directors.

     MFS Heritage Trust Company (“MFS Trust”), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

     Stephen E. Cavan and Joseph W. Dello Russo are Directors. Mr. Cavan is President, Mr. Dello Russo is Treasurer, and Robert T. Burns is Clerk.

     MFS Original Research Partners, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to domestic pooled private investment vehicles.

     Jeffrey L. Shames, John W. Ballen and Kevin R. Parke are Directors, Joseph W. Dello Russo is the Treasurer, Stephen E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

     MFS Original Research Advisors, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to offshore pooled private investment vehicles.

     Jeffrey L. Shames, John W. Ballen and Kevin R. Parke are Directors, Joseph W. Dello Russo is the Treasurer, Stephen E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

     MFS Japan Holdings, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

     Jeffrey L. Shames, Thomas J. Cashman, Jr. and Donald A. Stewart are Directors.

     Sun Life of Canada (U.S.) Financial Services Holdings, Inc., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

     John W. Ballen is a Director and the Chairman, Kevin R. Parke is Chief Executive Officer and President, Joseph W. Dello Russo is a Director and the Treasurer; Jeffrey L. Shames, Donald A. Stewart and C. James Prieur are Directors and Robert T. Burns is Secretary.

     New England Streaming Media, LLC, a limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is primarily involved in internet technology.

     Jeffrey L. Shames, John W. Ballen and Joseph W. Dello Russo are Directors.

     In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

Donald A. Stewart	Chairman, Sun Life Assurance Company of Canada, Sun
Life Centre, 150 King Street West, Toronto, Ontario,
Canada (Mr. Stewart is also an officer and/or Director of
various subsidiaries and affiliates of Sun Life)

C. James Prieur	President and a Director, Sun Life Assurance Company of
Canada, Sun Life Centre, 150 King Street West,
Toronto, Ontario, Canada (Mr. Prieur is also an officer
and/or Director of various subsidiaries and affiliates of
Sun Life)

William W. Stinson	Director, Sun Life Assurance Company of Canada, Sun
Life Centre, 150 King Street West, Toronto, Ontario,
Canada; Director, United Dominion Industries Limited,
Charlotte, N.C.; Director, PanCanadian Petroleum
Limited, Calgary, Alberta; Director, LWT Services, Inc.,
Calgary Alberta; Director, Western Star Trucks, Inc.,
Kelowna, British Columbia; Director, Westshore
Terminals Income Fund, Vancouver, British Columbia;
Director (until 4/99), Canadian Pacific Ltd., Calgary,
Alberta

James C. Baillie	Counsel, Torys, Ontario, Canada; Chair, Independent
Electricity Market Operator, Ontario, Canada; Chair,
Corel Corporation, Ontario, Canada; Director, Sun Life
Financial, Ontario Canada; Director, FPI Ltd.,
Newfoundland, Canada.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (‘‘WRIMCO’’)

Waddell & Reed Investment Management Company (‘‘WRIMCO’’), is a sub-adviser of the Registrant under the terms of a sub-advisory agreement whereby it provides investment management services to the Registrant. WRIMCO is not engaged in any business other than the provision of investment management services.

     Each director and executive officer of WRIMCO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of WRIMCO, except as to persons who are directors and/or officers of certain registered investment companies for which WRIMCO acts as investment adviser. The address for WRIMCO is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

     For purposes of this section, the term ‘‘Fund Complex’’ includes each of the registered investment companies in the Waddell & Reed Advisors Group of Mutual Funds, W&R Funds, Inc., W&R Target Funds, Inc. and Waddell & Reed Invested Portfolios, Inc.

Henry J. Herrmann

     President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; President, Chief Investment Officer and Director of Waddell & Reed Financial, Inc.; Director of Waddell & Reed, Inc.; President and Director of each of the funds in the Fund Complex. Formerly, Vice President of each of the funds in the Fund Complex.

Keith A. Tucker

     Chairman of the Board of Directors and Director of WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company; Chairman of the Board of Directors, Chief Executive Officer and Director of Waddell & Reed Financial, Inc.; Chairman of the Board of Directors and Director of each of the funds in the Fund Complex.

John E. Sundeen, Jr.

     Senior Vice President, Treasurer, Principal Financial Officer and Director of WRIMCO; Senior Vice President, Chief Financial Officer and Treasurer of Waddell & Reed Financial, Inc.; Senior Vice President and Treasurer of Waddell & Reed, Inc.; Treasurer of Waddell & Reed Services Company.

Daniel C. Schulte

     Senior Vice President, Secretary and General Counsel of WRIMCO, Waddell & Reed Services Company and Waddell & Reed, Inc.; Vice President, Secretary and General Counsel of Waddell & Reed Financial, Inc.; Vice President, Assistant Secretary and General Counsel for each of the funds in the Fund Complex.

Mark G. Seferovich

     Senior Vice President of WRIMCO.

Gil Scott

     Vice President of WRIMCO.

     The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

DEUTSCHE ASSET MANAGEMENT, INC. (‘‘DAMI’’)

Deutsche Asset Management, Inc. (‘‘DAMI’’) is a registered investment adviser under the Advisers Act. DAMI serves as investment sub-adviser to two series of Registrant, as well as to series of other registered investment companies for which MassMutual serves as investment adviser. DAMI is a indirect wholly-owned subsidiary of Deutsche Bank A.G. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of DAMI have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of DAMI, or its predecessors, except that certain directors and officers also hold various positions with Deutsche Bank AG. The business address of DAMI is 280 Park Avenue, New York, New York 10017. The business address of Deutsche Bank AG is Taunusanlage, 12, D60262 Frankfurt am Main, Federal Republic of Germany.

Dean Barr

      President, Deutsche Asset Management, Inc.; Managing Director, Deutsche Bank AG; Managing Director, Bankers Trust Company. Mr. Barr is the Global Chief Investment Officer for Deutsche Asset Management, a member of the Deutsche Bank Group. Mr. Barr joined the company in 1999 after 18 years of experience, including chief investment officer of active quantitative strategies at State Street Global Advisors, chief executive officer at Advanced Investment Technology and in various positions at Goldman Sachs.

Richard M. Goldman

     Executive Vice President, Deutsche Asset Management, Inc.; Managing Director, Deutsche Bank AG. Mr. Goldman is the Head of Institutional Business in the Americas. Mr. Goldman joined the company in 1999 after 7 years of experience as head of institutional sales at State Street Global Advisors, director of new business at Loyalty Management Group and director of sales at IBM.

Audrey M.T. Jones

     Director, Vice President, Deutsche Asset Management, Inc.; Managing Director, CFA, Deutsche Bank AG; Managing Director, Bankers Trust Company; Director, The Small Cap Fund Inc. Ms. Jones is Head of global portfolio selection team in New York. Ms. Jones joined the company in 1986 after 16 years of experience, including vice president/small cap portfolio manager at Chase Investors management Corp. and large cap research analyst at Chase Manhattan Bank.

Gwyn Thomas

     Director, Vice President; Deutsche Asset Management, Inc.; Managing Director, Deutsche Bank AG. Mr. Thomas is the Chief Financial Officer for the Americas division of Deutsche Asset Management, a member of the Deutsche Bank Group. Mr. Thomas joined the company in November, 1997. Prior to his current role, he was the Business Area Controller for Deutsche Bank Capital Partners. Mr. Thomas formerly worked for Schroders Investment Bank in London in a variety of accounting capacities.

William G. Butterly, III

     Secretary, Executive Vice President, Deutsche Asset Management, Inc.; Managing Director, Deutsche Bank AG. Mr. Butterly joined the company in 2000 and is currently a senior attorney responsible for institutional asset management legal issues for the Deutsche Bank Americas division. Mr. Butterly was formerly the General Counsel at Lazard Asset Management and an Associate at Shearman & Sterling.

Mary Mullin

     Compliance Officer, Executive Vice President, Deutsche Asset Management, Inc.; Managing Director, Deutsche Bank AG; Managing Director, Bankers Trust Company. Ms. Mullin is the Head of Compliance for Deutsche Asset Management, a member of the Deutsche Bank Group, in New York. Ms. Mullin joined the company in 1997 after 15 years of experience as a securities lawyer, including vice president and assistant counsel at Fiduciary Trust Company International.

Lori Callahan

     Director, Vice President, Deutsche Asset Management, Inc.; Managing Director, Deutsche Bank AG; Managing Director, Bankers Trust Company. Ms. Callahan is the Chief Administrator Officer for Deutsche Asset Management, a member of the Deutsche Bank Group, in New York. Ms. Callahan joined the company in 1979, formerly serving in various management positions related to operations and technology in custody, private banking and asset management, most recently as chief operating officer for private banking in the Americas.

RS INVESTMENT MANAGEMENT, L.P. (‘‘RS’’)

RS Investment Management, L.P. (‘‘RS’’), formerly Robertson, Stephens & Company Investment Management, L.P., is a registered investment adviser under the Advisers Act. RS serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of RS have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of RS or its predecessors. The business address of RS is 388 Market Street, Suite 1700, San Francisco, California 94111.

     RS Investment Management, L.P. is engaged in the provision of investment advisory and management services to mutual funds, private investment pools, and private accounts.

G. Randall Hecht

     Chief Executive Officer of RSIM, L.P. Mr. Hecht was elected President and Principal Executive Officer of the RS Investment Trust in February 1999. He is also the chief executive officer and a member of RS Investment Management Co., LLC, the parent company to RSIM, L.P. Mr. Hecht served as Chief Operating Officer of Robertson, Stephens & Company, Inc. from January 1993 to 1997, as Chief Financial Officer of Robertson, Stephens & Company LLC (and its predecessors) from June 1984 to January 1993 and as the head of that firm’s Investment Management Group. He was also a limited partner of Robertson, Stephens & Company LLC, and a member of the Management and Executive Committees of Robertson, Stephens & Company, Inc. He was a Trustee of the Robertson Stephens Investment Trust from June 1987 until December 1997.

James Callinan

     Managing Director of RSIM, L.P. Mr. Callinan is responsible for managing the RS Emerging Growth Fund, the RS Aggressive Growth Fund, and the RS Internet Age Fund. From 1986 until June 1996, Mr. Callinan was employed by Putnam Investments, where, beginning in June 1994, he served as portfolio manager of the Putnam OTC Emerging Growth Fund. Mr. Callinan received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School, and is a Charter Financial Analyst.

Andrew P. Pilara, Jr.

     Managing Director of RSIM, L.P. He is also a managing member of RS Investment Management Co., LLC the parent company of RSIM L.P. He served as the Principal Executive Officer and the President of the Robertson Stephens Investment Trust from October 1997 and December 1997, respectively, until February 1999. Mr. Pilara has been responsible for managing the RS Partners Fund since the Fund’s inception in July 1995 and is responsible for managing the RS Global Natural Resources Fund. Since August 1993 he has been a member of The Contrarian Fund-TM- management team. Mr. Pilara has been involved in the securities business for over 25 years, with experience in portfolio management, research, trading, and sales. Prior to joining RS Investment Management, L.P., he was president of Pilara Associates, an investment management firm he established in 1974. He holds a B.A. in economics from St. Mary’s College. Mr. Pilara was a Trustee of the Robertson Stephens Investment Trust from September 1997 to February 1999.

DAVIS SELECTED ADVISERS, L.P. (‘‘DSA’’)

     Davis Selected Advisers, L.P. (‘‘DSA’’) and subsidiary companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-investment adviser to other investment companies. Davis Distributors LLC, a wholly-owned subsidiary of DSA, is a registered broker-dealer. Davis Selected Advisers NY, Inc., another wholly-owned subsidiary, provides investment management services to various registered and unregistered investment companies, pension plans, institutions and individuals. Davis serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser. To the best knowledge of Registrant, except as set forth below, the directors and executive officers of Davis have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Davis or its predecessors. The business address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 86706.

Andrew A. Davis

     (6/25/63), 124 East Marcy Street, Santa Fe NM 87501. Portfolio Manager and President of the Company and each of the Davis Funds (except Davis International Series, Inc.) and the Selected Funds; Director and President, Venture Advisers, Inc.; Director and Vice President, Davis Selected Advisers-NY, Inc.; former Vice President of convertible security research, Paine Webber, Inc.

Christopher C. Davis

     (7/13/65), 609 Fifth Avenue, New York NY 10017. Portfolio Manager and Vice Chairman of the Company and each of the Davis Funds and the Selected Funds; Director, Vice Chairman, Venture Advisers, Inc.; Director, Chairman, Chief Executive Officer, Davis Selected Advisers-NY, Inc.; Shareholder and Director, Shelby Cullom Davis Financial Consultants, Inc.; Employee of Shelby Cullom Davis & Co., a registered broker/dealer.

Kenneth C. Eich

     (8/14/53), Office in Tucson, Arizona. Chief Operating Officer of the Company and each of the Davis Funds and Selected Funds; Chief Operating Officer, Venture Advisers, Inc.; Vice President, Davis Selected Advisers-NY, Inc.; President, Davis Distributors LLC; former Chief Operating Officer of 4 Heath, Inc.; former President and Chief

Executive Officer of First of Michigan Corporation; former Executive Vice President and Chief Financial Officer of OppenheimerFunds, Inc.

Russell O. Wiese

     (1966), Office in New York, New York. Chief Marketing Officer of the Company. Also serves as an officer for various entities affiliated with Davis Selected Advisers, L.P.

Gary Tyc

     (1956), Office in Tucson, Arizona. Chief Financial Officer and Vice President of the Company; Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Venture Advisers, Inc.; Vice President, Treasurer, & Assistant Secretary of Davis Selected Advisers NY, Inc.; Vice President, Treasurer, & Assistant Secretary of Davis Distributors LLC; former Vice President and Financial Analyst of OppenheimerFunds, Inc.

Sharra L. Reed

     (1966), Office in Tucson, Arizona. Vice President of the Company. Also serves as an officer for various entities affiliated with Davis Selected Advisers, L.P.

Thomas D. Tays

     (1957), Office in Tucson, Arizona. Vice President, General Counsel and Secretary of the Company; Vice President and Secretary, Venture Advisers, Inc., Davis Selected Advisers-NY, Inc., and Davis Distributors LLC; former Vice President and Special Counsel of U.S. Global Investors, Inc. and its affiliates.

ALLIANCE CAPITAL MANAGEMENT L.P. (“ALLIANCE CAPITAL”)

          The following are the names of the principal executive officers of Alliance Capital and their positions with Alliance Capital and its affiliated entities are:

     Persons Controlling or Controlled by or under Common Control with Alliance Capital Management L.P.

Alliance Capital Management L.P. (“Alliance Capital”) is a Delaware limited partnership of which Alliance Capital Management Corporation (“ACMC”), an indirect wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”) is the general partner. Alliance Capital Management Holding L.P. (“Alliance Holding”) owns approximately 30% of the outstanding units of the limited partnership interest in Alliance Capital (“Alliance Units”). Equity interests in Alliance Holding are traded on the NYSE in the form of units (“Alliance Holding Units”). As of September 30, 2001, AXA Financial, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 2% of the outstanding Alliance Holding Units and approximately 52% of the outstanding Alliance Units, representing an approximate 53% economic interest in Alliance Capital. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French insurance holding company.

Name	Position with Alliance Capital Management L.P.

Alliance Capital Management Holding L.P 1345 Avenue of the Americas New York, NY 10105	Limited Partner of Alliance Capital Management L.P.

Alliance Capital Management Corporation	General Partner of Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105
The Equitable Life Assurance	Parent of Alliance Capital Management Corporation
Society of the United States (“ELAS”)
1290 Avenue of the Americas
New York, NY 10104

AXA Financial, Inc. (“AXF”)	Parent of ELAS
1290 Avenue of the Americas
New York, NY 10104
Name & Position with
Alliance Capital Management L.P.	Other Company	Position with Other Company

Bruce W. Calvert (1)(2)	AXF	Director
Chairman of the Board &
Chief Executive Officer	ELAS	Director

Donald H. Brydon (1)	AXA Investment	Chairman of the Board &
Director	Managers S.A.	Chief Executive Officer

John D. Carifa (1)(2)
Director, President &
Chief Operating Officer

Henri de Castries (1)	AXA	Chairman, Management Board
Director	AXF	Chairman of the Board
	ELAS	Director

Christopher M. Condron (1)	AXF	Director, President &
Director		Chief Executive Officer

	ELAS	Chairman of the Board &
Chief Executive Officer

	AXA	Member, Management Board

Denis Duverne (1)	AXA	Group Executive Vice President-
Director		Finance, Control & Strategy

Richard S. Dziadzio (1)	AXA	Senior Vice President-
Director		Investment Management Activities

Alfred Harrison (1)(3)
Vice Chairman

Roger Hertog (1)(2)(4)
Vice Chairman

Benjamin D. Holloway (1)	Continental Companies	Financial Consultant
Director

W. Edwin Jarmain (1)	Jarmain Group Inc.	President
Director

Peter D. Noris (1)	AXF	Executive Vice President &
Director		Chief Investment Officer

	ELAS	Executive Vice President &
Chief Investment Officer

Lewis A. Sanders (1)(2)(5)
Vice Chairman &
Chief Investment Officer

Frank Savage (1)	Savage Holdings LLC	Chief Executive Officer
Director

Peter J. Tobin (1)	Tobin College of	Dean
Director	Business Administration

Stanley B. Tulin (1)	AXF	Vice Chairman &
Director		Chief Financial Officer

	ELAS	Vice Chairman &
Chief Financial Officer

Dave H. Williams (1)(2)	White Williams	Chairman, Managing Board
Chairman Emeritus	Private Equity Partners GmbH

Kathleen A. Corbet (1)(2)(6)
Executive Vice President &
Chief Executive Officer,
Alliance Fixed Income Investors

Gerald M. Lieberman (1)(2)(7)
Executive Vice President,
Finance & Operations

Robert H. Joseph, Jr. (1)(2)
Senior Vice President &
Chief Financial Officer

David R. Brewer, Jr. (1)(2)
Senior Vice President &
General Counsel
Notes:

(1)	Director and/or Executive Officer of Alliance Capital Management Corporation, general partner of the Alliance Capital Management L.P.

(2)	The business address of the Director and/or Executive Officer, as it relates to his or her duties with the Alliance Capital Management L.P. is 1345 Avenue of the Americas, New York, New York 10105.

(3)	Mr. Harrison’s address is 601 Second Avenue South, Suite 5000, Minneapolis, MN 55402.

(4)	Mr. Hertog was previously Director, President and Chief Operating Officer of Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, New York, whose business and assets were acquired by Alliance Capital Management L.P. on October 2, 2000.

(5)	Mr. Sanders was previously Chairman of the Board and Chief Executive Officer of Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, New York, whose business and assets were acquired by Alliance Capital Management L.P. on October 2, 2000.

(6)	Alliance Fixed Income Investors is a division of Alliance Capital Management L.P.

(7)	Mr. Lieberman was previously Director, Chief Financial Officer and Senior Vice President, Finance and Administration of Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, New York, whose business and assets were acquired by Alliance Capital Management L.P. on October 2, 2000.

WELLINGTON MANAGEMENT COMPANY, LLP (“WELLINGTON”)

     The following are the names of the principal executive officers of Wellington and their positions with Wellington and its affiliated entities are:

The principal business address of Wellington Management Company, LLP (“Wellington Management”) is 75 State Street, Boston, Massachusetts 02109. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940.

Name and Position With	Name of Other Company	Connection With Other Company
Investment Adviser

Kenneth Lee Abrams	--	--
Partner

Nicholas Charles Adams	--	--
Partner

Rand Lawrence Alexander	--	--
Partner

Deborah Louise Allinson	Wellington Trust Company, NA	Vice President
Partner

Steven C. Angeli	--	--
Partner

James Halsey Averill	--	--
Partner

John F. Averill	Wellington Hedge Management, Inc.	Vice President
Partner

Name and Position With	Name of Other Company	Connection With Other Company
Investment Adviser

Karl E. Bandtel	Wellington Global	Sr. Vice President
Partner	Administrator, Ltd.

	Wellington Global Holdings,	Sr. Vice President
Ltd.

	Wellington Hedge	Sr. Vice President
Management, Inc.

Mark James Beckwith	--	--
Partner

James A. Bevilacqua	Wellington Hedge Management, Inc.	Sr. Vice President
Partner

	Wellington Global Holdings, Ltd.	Vice President

	Wellington Global Administrator,	Vice President
Ltd.

Kevin J. Blake	--	--
Partner

William Nicholas Booth	--	--
Partner

Michael J. Boudens	Wellington Global Administrator,	Sr. Vice President
Partner	Ltd.

	Wellington Hedge Management, Inc.	Sr. Vice President

Name and Position With	Name of Other Company	Connection With Other Company
Investment Adviser

Paul Braverman	Wellington Global Administrator,	Treasurer
Partner	Ltd.

	Wellington Global Holdings, Ltd.	Treasurer

Wellington Hedge Management, Inc.
Treasurer
Wellington International Management
Company Pte Ltd.
Director

Wellington Management Global
Holdings, Ltd.

	Wellington Management	Treasurer
International, LLP

	Wellington Sales Corporation	Partner & CFO

	Wellington Trust Company, NA	President and Treasurer

Vice President and Treasurer/Cashier

Robert A. Bruno	--	--
Partner

Maryann Evelyn Carroll	--	--
Partner

William R.H. Clark	Wellington International Management	Managing Director
Partner	Company Pte Ltd.

Pamela Dippel	Wellington Trust Company, NA	Vice President
Partner

Scott M. Elliott	--	--
Partner

Robert Lloyd Evans	--	--
Partner

Name and Position With	Name of Other Company	Connection With Other Company
Investment Adviser

Lisa de la Fuente Finkel	Wellington Global Administrator,	Sr. Vice President & Director
Partner	Ltd.

	Wellington Global Holdings, Ltd.	Director

	Wellington Hedge Management, Inc.	Sr. Vice President

Wellington Luxembourg S.C.A.

	Wellington Management Global	Supervisory Board
Holdings, Ltd.

	Wellington Sales Corporation	Director

Sr. Vice President & Director

Mark T. Flaherty	Wellington Trust Company, NA	Vice President
Partner

Charles Townsend Freeman	--	--
Partner

Laurie Allen Gabriel	Wellington Global Administrator,	Sr. Vice President
Managing Partner	Ltd.

	Wellington Hedge Management, Inc.	Sr. Vice President & Director

	Wellington Trust Company, NA	Vice President

John Herrick Gooch	Wellington Global Administrator,	Director
Partner	Ltd.

	Wellington Global Holdings, Ltd.	Director

	Wellington Hedge Management, Inc.	President

	Wellington Management Global	Director
Holdings, Ltd.

	Wellington Management	Partner
International, LLP

Wellington Trust Company, NA

Vice President & Director

Name and Position With	Name of Other Company	Connection With Other Company
Investment Adviser

Nicholas Peter Greville	Wellington Global Administrator,	Sr. Vice President
Partner	Ltd.

	Wellington International Management	Director
Company Pte Ltd.

	Wellington Management	Partner
International, LLP

Paul J. Hamel	Wellington Trust Company, NA	Vice President
Partner

Lucius Tuttle Hill, III	--	--
Partner

Jean M. Hynes	--	--
Partner

Paul David Kaplan	Wellington Global Administrator,	Director
Partner	Ltd.

	Wellington Global Holdings, Ltd.	Director

Wellington Management Global
	Holdings, Ltd.	Director

Lorraine A. Keady	Wellington Hedge Management, Inc.	Sr. Vice President
Partner
Wellington Trust Company, NA
Vice President, Trust Officer

John Charles Keogh	Wellington Trust Company, NA	Vice President
Partner

George Cabot Lodge, Jr.	Wellington Global Administrator,	Sr. Vice President
Partner	Ltd.

	Wellington Hedge Management, Inc.	Sr. Vice President

Nancy Therese Lukitsh	Wellington Global Administrator,	Sr. Vice President
Partner	Ltd.

	Wellington Hedge Management, Inc.	Sr. Vice President

Wellington Trust Company, NA
Vice President & Director

Mark Thomas Lynch	--	--
Partner

Mark D. Mandel	--	--
Partner

Name and Position With	Name of Other Company	Connection With Other Company
Investment Adviser

Christine Smith Manfredi	Wellington Global Administrator,	Sr. Vice President
Partner	Ltd.

	Wellington Global Holdings, Ltd.	Sr. Vice President

	Wellington Hedge Management, Inc.	Sr. Vice President

	Wellington Trust Company, NA	Vice President

Earl Edward McEvoy	--	--
Partner

Duncan Mathieu McFarland	Wellington Global Administrator,	Director
Managing Partner	Ltd.

	Wellington Global Holdings, Ltd.	Director

	Wellington Hedge Management, Inc.	Chairman & Director

	Wellington International Management	Director
Company Pte Ltd.

	Wellington Management Global	Director
Holdings, Ltd.

	Wellington Management	Partner
International, LLP

	Wellington Trust Company, NA	Vice President & Director

Paul Mulford Mecray III	--	--
Partner

Matthew Edward Megargel	--	--
Partner

James Nelson Mordy	--	--
Partner

Diane Carol Nordin	Wellington Global Administrator,	Sr. Vice President
Partner	Ltd.

	Wellington Hedge Management, Inc.	Sr. Vice President

Stephen T. O’Brien	--	--
Partner

Andrew S. Offit	--	--
Partner

Edward Paul Owens	--	--
Partner

Name and Position With	Name of Other Company	Connection With Other Company
Investment Adviser

Saul Joseph Pannell	--	--
Partner

Thomas Louis Pappas	--	--
Partner

Jonathan Martin Payson	Wellington Global Administrator,	Chairman & Director
Partner	Ltd.

	Wellington Global Holdings, Ltd.	Chairman & Director

	Wellington Management Global	Chairman & Director
Holdings, Ltd.

	Wellington Sales Corporation	Sr. Vice President

	Wellington Trust Company, NA	President, Chairman of the Board,
Director

Philip H. Perelmuter	--	--
Partner

Robert Douglas Rands	--	--
Partner

Eugene Edward Record, Jr.	Wellington Trust Company, NA	Vice President
Partner

James Albert Rullo
Partner

John Robert Ryan	Wellington Hedge Management, Inc.	Director
Managing Partner

Joseph Harold Schwartz	--	--
Partner

James H. Shakin	--	--
Partner

Theodore Shasta	--	--
Partner

Binkley Calhoun Shorts	--	--
Partner

Scott E. Simpson	--	--
Partner

Trond Skramstad	--	--
Partner

Catherine Anne Smith	--	--
Partner

Stephen Albert Soderberg	--	--
Partner

Eric Stromquist	--	--
Partner

Name and Position With	Name of Other Company	Connection With Other Company
Investment Adviser

Brendan James Swords	Wellington Global Administrator,	President & Director
Partner	Ltd.

	Wellington Global Holdings, Ltd.	President & Director

	Wellington Hedge Management, Inc.	Sr. Vice President

	Wellington Management Global	President & Director
Holdings, Ltd.

Harriett Tee Taggart	--	--
Partner

Perry Marques Traquina	--	--
Partner

Gene Roger Tremblay	--	--
Partner

Michael Aaron Tyler	--	--
Partner

Mary Ann Tynan	Wellington Luxembourg S.C.A.	Supervisory Board

Partner
Wellington Management
	International, LLP	Partner& Compliance Officer

	Wellington Sales Corporation	Sr. Vice President, Clerk & Director

	Wellington Trust Company, NA	Vice President & Trust Officer

Nilesh P. Undavia	Wellington Global Holdings, Ltd.	Vice President
Partner

Clare Villari	--	--
Partner

Ernst Hans von Metzsch	Wellington Global Administrator,	Sr. Vice President
Partner	Ltd.

	Wellington Global Holdings, Ltd.	Sr. Vice President

	Wellington Hedge Management, Inc.	Sr. Vice President

Name and Position With	Name of Other Company	Connection With Other Company
Investment Adviser

James Leland Walters	Wellington Global Administrator,	Deputy Chairman & Director
Partner	Ltd.

	Wellington Global Holdings, Ltd.	Deputy Chairman & Director

	Wellington International Management	Director
Company Pte Ltd.

	Wellington Luxembourg S.C.A.	Supervisory Board

	Wellington Management Global	Deputy Chairman, Sr. Vice President
	Holdings, Inc.	& Director

	Wellington Sales Corporation	Sr. Vice President, Assistant Clerk &
Director

	Wellington Trust Company, NA	Trust Counsel & Director

Kim Williams	--	--
Partner

Itsuki Yamashita	Wellington International Management	Sr. Managing Director
Partner	Company Pte Ltd.

Please note the principal business address for Wellington Hedge Management, Inc., Wellington Management International, LLP, Wellington Sales Corporation and Wellington Trust Company, NA is the same as Wellington Management. The principal business address for Wellington International Management Company Pte Ltd. is Six Battery Road, Ste. 17-06, Singapore 049909. The principal business address for Wellington Global Administrator, Ltd., Wellington Global Holdings, Ltd. and Wellington Management Global Holdings, Ltd. is Clarendon House, 2 Church Street, PO Box HM 666, Hamilton HMCX, Bermuda. The principal business address for Wellington Luxembourg S.C.A. is 33, boulevard Prince Henri, L-2014 Luxembourg.

Item 27:	Principal Underwriters

Not Applicable.

Item 28:	Location of Accounts and Records

(Declaration of Trust and Bylaws)
MML Series Investment Fund
1295 State Street
Springfield, Massachusetts 01111-0001

(With respect to its services as Adviser)
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111-0001

(With respect to its services as Sub-Adviser)
David L. Babson & Company Inc.
1295 State Street
Springfield, MA 01111-0001

(With respect to its services as Sub-Adviser)
David L. Babson & Company Inc.
One Memorial Drive
Cambridge, Massachusetts 02142-1300

(Third Party unaffiliated recordkeeper for David L. Babson & Company Inc.
with respect to its services as Sub-Adviser)
Iron Mountain
148 Cook Street
Billerica, Massachusetts 01821

(With respect to its services as Sub-Adviser)
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

(With respect to its services as Sub-Adviser)
Waddell & Reed Asset Management Company
6300 Lamar Avenue
Overland Park, KS 66202-4247

(With respect to its services as Sub-Adviser)
Deutsche Asset Management, Inc.
280 Park Avenue
New York, NY 10017

(With respect to its services as Sub-Adviser)
RS Investment Management
388 Market Street, Suite 200
San Francisco, CA 94111

(With respect to its services as Sub-Adviser)
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

(With respect to its services as Sub-Adviser)
Alliance Capital Management, L.P.
1345 Avenue of the Americas
New York, New York 10105

(With respect to its services as Sub-Adviser)
Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

(With respect to its services as custodian for the Funds)
Investors Bank and Trust Company
200 Clarendon Street, P.O. Box 9130
Boston, Massachusetts 02117-9130

(With respect to its service as Counsel)
Ropes & Gray
One International Place
Boston, Massachusetts 02110

Item 29:	Management Services

Not Applicable.

Item 30:	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 49 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts as of the 29th day of May, 2002.

MML SERIES INVESTMENT FUND

By:	*

Frederick C. Castellani
President and Trustee

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 49 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 29th day of May, 2002.

Signature	Title

*	Chairman and Trustee

Stuart H. Reese

*	Trustee

Richard G. Dooley

*	Trustee

Ronald J. Abdow

*	Trustee

Richard H. Ayers

*	Trustee

Mary E. Boland

*	Trustee

David E. A. Carson

*	Trustee

Richard W. Greene

*	Trustee

Beverly L. Hamilton

*	Trustee

F. William Marshall, Jr.

	Signature	Title

	/s/ JAMES S. COLLINS	Chief Financial Officer and Treasurer

James S. Collins

*By:	/s/ THOMAS M. KINZLER*

Attorney-in-Fact